UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
_______________

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_______________

IMPART MEDIA GROUP, INC.
(Name of Registrant as Specified in Its Charter)

_______________

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IMPART MEDIA GROUP, INC.
1300 North Northlake Way
Seattle, Washington 98103

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, JUNE 14, 2007

April 30, 2007

To the stockholders of Impart Media Group, Inc.:

Notice is hereby given that the annual meeting of stockholders of Impart Media Group, Inc., a Nevada corporation, will be held at DDB Seattle, 1000 Second Ave., Suite 1000, Seattle, Washington 98104, on Thursday, June 14, 2007 at 10:00 A.M., local time, for the following purposes:

1.	To elect five directors to our board of directors to hold office until the 2008 annual meeting of stockholders or until their successors shall have been duly elected and qualified;

2.	To consider and vote upon a proposal to ratify the adoption and subsequent amendment to our 2006 Equity Incentive Plan;

3.	To consider and vote upon a proposal to ratify the appointment of Peterson Sullivan PLLC, independent auditors, as our independent auditors for the fiscal year ending December 31, 2007; and

4.	To consider and act upon such other business as may properly come before the meeting.

The foregoing items of business are more fully described in the proxy statement accompanying this notice. Our board of directors has fixed the close of business on Monday, April 30, 2007, as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and at any adjournment or postponement thereof.

Whether or not you plan to attend the annual meeting, you should complete, sign, date and promptly return the enclosed proxy card, to ensure that your shares will be represented at the meeting. If you attend the annual meeting and wish to vote in person, you may withdraw your proxy and vote in person. You should not send any certificates representing stock with your proxy card.

Sincerely,

JOSEPH F. MARTINEZ
Chairman of the Board

IMPART MEDIA GROUP, INC.
1300 North Northlake Way
Seattle, Washington 98103

PROXY STATEMENT

Date, Time and Place of the Annual Meeting

This proxy statement is furnished to the stockholders of Impart Media Group, Inc. in connection with the solicitation, by order of our board of directors, of proxies to be voted at the annual meeting of stockholders to be held on Thursday, June 14, 2007 at 10:00 A.M., local time, at DDB Seattle, 1000 Second Ave., Suite 1000, Seattle, Washington 98104, and at any adjournment or adjournments thereof. The accompanying proxy is being solicited on behalf of our board of directors. This Proxy Statement, Notice of Annual Meeting of Stockholders and the accompanying proxy card are being mailed to our stockholders on or about April 30, 2007.

Purpose of the Annual Meeting

At the annual meeting, you will be asked to consider and vote upon the following matters:

1.	To elect five directors to our board of directors to hold office until the 2008 annual meeting of stockholders or until their successors shall have been duly elected and qualified;

2.	To consider and vote upon a proposal to ratify the adoption and subsequent amendment to our 2006 Equity Incentive Plan;

3.	To consider and vote upon a proposal to ratify the appointment of Peterson Sullivan PLLC, independent auditors, as our independent auditors for the fiscal year ending December 31, 2007; and

4.	To consider and act upon such other business as may properly come before the meeting.

Voting and Revocation of Proxies

All of our voting securities represented by valid proxies, unless the stockholder otherwise specifies therein or unless revoked, will be voted FOR each of the director nominees set forth herein, FOR the approval of the adoption of and subsequent amendment to our 2006 Equity Incentive Plan, FOR the ratification of Peterson Sullivan PLLC as our independent auditors and at the discretion of the proxy holders on any other matters that may properly come before the annual meeting. Our board of directors does not know of any matters to be considered at the annual meeting other than (i) the election of five board members; (ii) the ratification of the adoption of our 2006 Equity Incentive Plan; and (iii) the ratification of Peterson Sullivan PLLC as our independent auditors.

If a stockholder has appropriately specified how a proxy is to be voted, it will be voted accordingly. Any stockholder has the power to revoke such stockholder’s proxy at any time before it is voted. A stockholder may revoke a proxy by delivering a written statement to our corporate secretary stating that the proxy is revoked, by submitting a subsequent proxy signed by the same person who signed the prior proxy, or by voting in person at the annual meeting.

As of April 16, 2007, we had a total of 23,007,369 shares of our common stock, par value $0.001 per share, and 2,903,229 shares of our Series A preferred stock, par value $0.001 per share, (the “Series A Preferred Stock”) outstanding. A plurality of the votes cast at the annual meeting by the stockholders entitled to vote in the election is required to elect the director nominees and a majority of the votes cast by the stockholders entitled to vote at the annual meeting is required to ratify the adoption of and subsequent amendment to our 2006 Equity Incentive Plan and to take any other action, including the approval of our independent auditors. For purposes of determining whether a proposal has received the required vote, abstentions will be included in the vote totals, with the result being that an abstention will have the same effect as a negative vote. In instances where brokers are prohibited from exercising discretionary authority for beneficial holders who have not returned a proxy (so-called "broker non-votes"), those shares will not be included in the vote totals and, therefore, will also have the same effect as a negative vote. Shares that abstain or for which the authority to vote is withheld on certain matters will, however, be treated as present for quorum purposes on all matters.

Adjournment

In the event that sufficient votes in favor of any of the matters to come before the meeting are not received by the date of the annual meeting, the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy at the annual meeting. The persons named as proxies will vote in favor of any such proposed adjournment or adjournments. Under Nevada law, stockholders will not have appraisal or similar rights in connection with any proposal set forth in this proxy statement.

Solicitation

The solicitation of proxies pursuant to this proxy statement will be primarily by mail. In addition, certain of our directors, officers or other employees may solicit proxies by telephone, telegraph, mail or personal interviews, and arrangements may be made with banks, brokerage firms and others to forward solicitation material to the beneficial owners of shares held by them of record. No additional compensation will be paid to our directors, officers or other employees for such services. We will bear the cost of the solicitation of proxies related to the annual meeting.

Quorum and Voting Rights

As of April 16, 2007, we had a total of 23,007,369 shares of our common stock outstanding. Additionally, pursuant to the Series A Convertible Preferred Stock Purchase Agreement, dated as of March 3, 2006, we authorized a new class of preferred stock of the company, the Series A Preferred Stock, consisting of 4,500,000 shares. As of April 16, 2007, there was a total of  2,903,229 shares of Series A Preferred Stock outstanding. The holders of the Series A Preferred Stock are not entitled to vote on the matters submitted for a vote of the holders of common stock included in this proxy statement.

Our board of directors has fixed Monday, April 16, 2007 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting. Holders of record of shares of our common stock, as of the close of business on the record date, will be entitled to one vote for each share held. The presence, in person or by proxy, of the holders of a majority of the outstanding voting securities entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 16, 2007, the names, addresses and number of shares of our common stock and Series A Preferred Stock beneficially owned by all persons known to us to be beneficial owners of more than 5% of the outstanding shares of common stock, and the names and number of shares beneficially owned by all of our directors and all of our executive officers and directors as a group:

Name of beneficial owner	Amount and nature of beneficial ownership(1)	Percent of class(1)

Steven Corey	3,136,998 (2)	13.2%
Laird Laabs	2,605,913 (3)	11.0%
Joseph F. Martinez	1,039,186 (4)	4.4%
Thomas C. Muniz	947,969 (5)	4.0%
Michael Medico	931,453 (6)	3.9%
Todd Weaver	84,667 (7)	*
J. Scott Campbell	84,667 (~~8~~)	*
Joachim Kempin	18,333 (9)	*
Larry Calkins	12,333 (10)	*
Ronald Elgin	8,333 (11)	*
All directors and named executive officers as a group (10 persons) (12)	8,869,852	37.4%
_________________

*	Constitutes less than 1%.

(1)
For purposes of this table, information as to the beneficial ownership of shares of our common stock is determined in accordance with the rules of the SEC and includes general voting power and/or investment power with respect to securities. Except as otherwise indicated, all shares of our common stock and Series A Preferred Stock are beneficially owned, and sole investment and voting power is held, by the person named. The percentages in this table are based upon a total of 23,703,702 shares outstanding as of April 16, 2007, not including 2,903,229 shares issuable upon conversion of the outstanding shares of our Series A Preferred Stock. For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of our common stock that such person has the right to acquire within 60 days after April 16, 2007. For purposes of computing the percentage of outstanding shares of our common stock held by each person or group of persons named above, any shares which such person or persons has the right to acquire within 60 days after April 16, 2007 is deemed to be outstanding but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of such shares listed beneficially owned does not constitute an admission of beneficial ownership.

(2)	Includes 2,510,913 shares of our common stock owned of record and 50,000 shares of our common stock issuable upon the exercise of outstanding options.

(3)
Includes 2,510,913 shares of our common stock owned of record, 50,000 shares of our common stock issuable upon the exercise of outstanding options, 20,000 shares of our common stock held of record by Mr. Laabs’ wife and an aggregate of 25,000 shares of our common stock held of record by Mr. Laabs’ children.

(4)	Includes 822,519 shares of our common stock owned of record and 216,667 shares of our common stock issuable upon the exercise of outstanding options.

(5)	Includes 814,636 shares of our common stock owned of record and 133,333 shares of our common stock issuable upon the exercise of outstanding options.

(6)	Includes 881,453 shares of our common stock owned of record and 50,000 shares of our common stock issuable upon the exercise of outstanding options.

(7)	Includes 3,000 shares of our common stock owned of record and 81,667 shares of our common stock issuable upon the exercise of outstanding options.

(8)	Includes 3,000 shares of our common stock owned of record and 81,667 shares of our common stock issuable upon the exercise of outstanding options.

(9)	Includes 6,000 shares of our common stock owned of record and 12,333 shares of our common stock issuable upon the exercise of outstanding options.

(10)	Represents 12,333 shares of our common stock issuable upon the exercise of outstanding options.

(11)	Represents 8,333 shares of our common stock issuable upon the exercise of outstanding options.

(12)	None of the shares held by Management are subject to pledge as security.

DIRECTORS AND OFFICERS

Management and Board of Directors

The following sets forth the name, age and position of each director and executive officer of our company as of April 25, 2007:

Name	Age	Position(s)
Joseph F. Martinez	57	Chairman of the Board, Chief Executive Officer and Chief Financial Officer
Thomas C. Muniz	52	President and Chief Operating Officer
Todd Weaver	32	Chief Technology Officer
Laird Laabs	51	Chief Sales Officer and Director
Michael Medico	60	President, Impart Media Advertising, Inc.
Steven Corey	52	Chief Strategy Officer
J. Scott Campbell	47	Chief Creative Officer
Larry Calkins	52	Director
Ronald Elgin	65	Director
Joachim Kempin	63	Director

All directors serve for terms of one year and until their successors are elected and qualified. All officers serve at the pleasure of the board of directors. There are no family relationships among any of the officers and directors.

Biographical information concerning the director nominees is set forth on page 8 under the caption “Election of Directors - Director Nominees”. Biographical information concerning our remaining executive officers is set forth below:

Joseph F. Martinez . Mr. Martinez has served as our Chief Executive Officer since March 2006. He has served as our Chief Financial Officer and the Chairman of our board of directors since June 2005, when we acquired Impart, Inc. in a reverse acquisition. From August 2004 until June 2005, Mr. Martinez served as a director of Impart, Inc. and as its Chief Executive Officer. From 2002 until 2004, he was a financial advisor to Impart, Inc. In 2002, Mr. Martinez formed Core Venture Partners, LLC, a merchant-banking and financial advisory firm. Prior to that, Mr. Martinez was the President and Chief Executive Officer of Centaur Partners, a Silicon Valley-based investment bank, from 1998 to 2002.

Thomas C. Muniz. Mr. Muniz has served as our President since June 2006 and as our Chief Operating Officer since June 2005, when we acquired Impart, Inc. in a reverse acquisition. From June 2005 until February 2006, he served as our Chief Technology Officer. From 2003 until June 2005, Mr. Muniz served as Chief Operating Officer and Chief Technology Officer of Impart, Inc. He was also a co-founder of Media SideStreet Corporation, a provider of subscription-based media content that was acquired by Impart, Inc. in June 2005, and served as its President and as a director from 1995 until its acquisition.

Todd Weaver. Mr. Weaver has served as our Chief Technology Officer since February 2006. From September 2005 until February 2006, he served as our Vice President of Technology. From 2003 until February 2005, Mr. Weaver served as a senior design engineer of Amazon.com, Inc. From 1999 until 2003, Mr. Weaver served as Lead Developer of Entertainment Works and, from 1999 until 2006, he was employed as an Internet developer by The American Lung Association.

Laird Laabs. Mr. Laabs has served as our Chief Sales Officer since October 2006 and as a member of our board of directors since June 2005, when we acquired Impart, Inc. in a reverse acquisition. Prior to serving as our Chief Sales Officer, Mr. Laabs served as our President from June 2005 until June 2006 and Chief Marketing Officer from June 2006 to October 2006. Mr. Laabs was a co-founder of Impart, Inc. and, prior to the acquisition, he served as one of its directors and as an executive officer since its incorporation in 1984. From 2001 until the acquisition in June 2005, he served as Impart Inc.’s President. Mr. Laabs also served as Vice President and a director of Media SideStreet Corporation, a provider of subscription-based media content, from May 1995 until June 2005, until it was acquired by Impart, Inc. in June 2005.

Michael Medico. Mr. Medico has served as an Executive Vice President of our company and President of Impart Media Advertising, Inc., our wholly owned subsidiary, since March 2006. Mr. Medico was the founder of E&M Advertising, Inc., NextReflex, Inc. and E&M West/Camelot Media, Inc., the assets of which we purchased in February 2006, and served as a director and chief executive officer of such companies since their respective dates of incorporation in 1981, 2000 and 2002.

Steven Corey. Mr. Corey has served as our Chief Strategy Officer since June 2005, when we acquired Impart, Inc. in a reverse acquisition. Mr. Corey was a co-founder of Impart, Inc. and, prior to the acquisition, served as one of its directors and as its Chairman since its incorporation in 1984. From 1995 until our acquisition of Impart, Inc. in June 2005, Mr. Corey also served as a director of Media SideStreet Corporation, a provider of subscription-based media content that was acquired by Impart, Inc. in June 2005.

J. Scott Campbell. Mr. Campbell has served as our Chief Creative Officer since April 2007. From September 2005 until April 2007, Mr. Campbell served as our Vice President of Creative and Product Design. Prior to joining our company in 2005, Mr. Campbell served as President of Springbrain Inc. since 2001.

Independence of The Board of Directors

The board of directors has adopted Nasdaq’s standards for determining the independence of its members and believes that it interprets these requirements conservatively. In applying these standards, the board of directors considers commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others, in assessing the independence of directors, and must disclose any basis for determining that a relationship is not material. The board of directors has determined that a majority of its members, namely Messrs. Calkins, Elgin, and Kempin, are independent directors within the meaning of such Nasdaq independence standards in terms of independence from management, such members constituting three (3) of the five (5) members of the board of directors. In making these independence determinations, the board of directors did not exclude from consideration as immaterial any relationship potentially compromising the independence of any of the above directors.

Meetings of The Board of Directors

Our board of directors held five meetings during the fiscal year ended December 31, 2006. Each director attended at least 75% of the board of directors and committee meetings of which he was a member during such time as he served as a director. We do not have a formal policy regarding attendance by members of our board of directors at the annual meeting of stockholders, but we strongly encourage all members of our board of directors to attend the annual meeting of stockholders, and expect such attendance except in the event of exigent circumstances.

From time to time, the members of our board of directors act by unanimous written consent pursuant to the laws of the State of Nevada. No fees are paid to directors for attendance at meetings of the board of directors.

Committees of the Board of Directors

Our board of directors has one standing committee, the Audit Committee, which was established in April 2007. Our board of directors does not have a compensation committee or a nominating committee, or any committee performing similar functions. Our entire board of directors, constituting Mr. Joseph F. Martinez, Mr. Laird Laabs, Mr. Larry Calkins, Mr. Ronald Elgin, and Mr. Joachim Kempin, is responsible for these functions. Due to the relatively small size of our company and the resulting efficiency of a board of directors that is also limited in size, our board of directors has determined that it is not necessary or appropriate at this time to establish a separate nominating committee. Our board of directors intends to review periodically whether such committees should be established.

Audit Committee

Our Audit Committee currently consists of directors Larry Calkins, Chairman, Ron Elgin, and Joachim Kempin. The board has determined that each of the current members of the Audit Committee is “independent,” as that term is defined in the listing standards of the Exchange Act Rule 10A-3. Our Audit Committee did not hold a meeting during the fiscal year ended 2006. Among other functions, the Audit Committee authorizes and approves the engagement of the independent registered public accounting firm, reviews the results and scope of the audit and other services provided by the independent registered public accounting firm, reviews our financial statements, reviews and evaluates our internal control functions, approves or establishes pre-approval policies and procedures for all professional audit and permissible non-audit services provided by the independent registered public accounting firm and reviews and approves any proposed related party transactions.

In addition, the board of directors has determined that Mr. Calkins possesses the relevant education, experience, expertise, and abilities with respect to understanding and analyzing the application of generally accepted accounting principles, auditing and evaluating financial statements, and internal control over financial reporting, and qualifies as an Audit Committee Financial Expert under applicable SEC Rules, satisfying the Nasdaq standards of financial literacy and financial or accounting expertise or experience.

Nominating Committee

As stated above, we do not have a standing nominating committee or any committee performing similar functions. Our board of directors performs the functions typically performed by such a committee and does not act pursuant to the terms of a written charter.

In the absence of a charter, our board of directors uses a variety of methods for identifying and evaluating nominees for director. It regularly assesses the appropriate size of our board of directors, and whether any vacancies exist or are expected due to retirement or otherwise. If vacancies exist, are anticipated or otherwise arise, our board of directors considers various potential candidates for director. The board also determines whether the incumbent directors whose terms expire at the annual meeting of stockholders desire and are qualified to continue their service on our board of directors. We are of the view that the continuing service of qualified incumbents promotes stability and continuity in the board room, giving us the benefit of the familiarity and insight into our affairs that our directors have accumulated during their tenure, while contributing to the board of directors’ ability to work as a collective body.

Candidates may come to their attention through current members of our board of directors, stockholders or other persons. Stockholders are encouraged to submit their nominations directly to the board, or to named executive officers, for consideration. These candidates are evaluated at regular or special meetings of our board of directors, and may be considered at any point during the year. Additionally, candidates may be evaluated independently and informally through telephonic communications. In evaluating such recommendations, our board of directors uses the qualifications and standards discussed below and seeks to achieve a balance of knowledge, experience and capability on our board of directors. Our company does not solicit assistance in the identification and evaluation of nominees for director from third parties.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise that may be desired in order to complement the qualifications that already exist among our board of directors. Among the factors that our directors consider when evaluating proposed nominees are their independence, financial literacy, business experience, character, judgment and strategic vision. Other considerations would be their knowledge of issues affecting our business, technical or market insight into our industry, inside involvement as an executive officer or other informed person in our company, their leadership experience and their time available for meetings and consultation on company matters. Our directors seek a diverse group of candidates who possess the background skills and expertise to make a significant contribution to our board of directors, our company and our stockholders. All candidates for the board of directors must be of the highest personal and professional integrity and have demonstrated exceptional ability and judgment.

While our company is not currently listed on a national securities exchange, we are listed on the Over the Counter Bulletin Board. The board of directors has adopted Nasdaq’s standards for determining the independence of its members and believes that it interprets these requirements conservatively. In applying these standards, the board of directors considers commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others, in assessing the independence of directors, and must disclose any basis for determining that a relationship is not material. The board of directors has determined that a majority of its members, namely Messrs. Calkins, Elgin, and Kempin, are independent directors within the meaning of such Nasdaq independence standards in terms of independence from management, such members constituting three (3) of the five (5) members of the board of directors. In making these independence determinations, the board of directors did not exclude from consideration as immaterial any relationship potentially compromising the independence of any of the above directors.

Stockholder Communications

Our board of directors has implemented a process for our stockholders to send communications to our board of directors. Any stockholder desiring to communicate with our board of directors, or with specific individual directors, may do so by writing to Mr. Thomas C. Muniz, Corporate Secretary, at 1300 North Northlake Way, Seattle, Washington 98103. The Corporate Secretary has the authority to disregard any inappropriate communications or take other appropriate actions with respect to any such inappropriate communications. If deemed an appropriate communication, the Corporate Secretary will submit a stockholder’s correspondence to the Chairman of the Board of Directors or to any specific director to whom the correspondence is directed.

Code of Ethics

We have adopted a code of business conduct and ethics for our directors, officers and employees, including our chief executive officer and chief financial officer. The text of our code is posted on our Internet website at www.impartmedia.com/about/investor.

ELECTION OF DIRECTORS
(Proxy Item 1)

Our by-laws provide that the number of our directors shall be at least one. Such number may be fixed from time to time by action of our board of directors or of the stockholders, or, if the number of directors is not so fixed, the number shall be six. In February 2006, our board of directors fixed the number of directors at six. The board currently consists of five members, and all of those members are standing for re-election. There is currently one vacancy on our board of directors. We continue to search for a qualified individual to fill the existing vacancy on our board of directors. In accordance with our by-laws, the remaining vacancy will be filled by the affirmative vote of a majority of the remaining directors. The term of office of the directors is one year, expiring on the date of the next annual meeting, or when their respective successors shall have been elected and shall qualify, or upon their prior death, resignation or removal.

Except where the authority to do so has been withheld, it is intended that the persons named in the enclosed proxy will vote for the election of the nominees to our board of directors listed below to serve until the date of the next annual meeting and until their successors are duly elected and qualified. Although our directors have no reason to believe that the nominees will be unable or decline to serve, in the event that such a contingency should arise, the accompanying proxy will be voted for a substitute (or substitutes) designated by our board of directors.

Directors Nominees

The following table sets forth certain information regarding our director nominees, as furnished by the nominees as of April 16, 2007. All of the following individuals currently serve as directors of our company.

Name	Age	Principal Occupation for Past Five Years and Current Public Directorships or Trusteeships

Joseph F. Martinez	57
Mr. Martinez has served as our Chief Executive Officer since March 2006. He has served as our Chief Financial Officer and the Chairman of our board of directors since June 2005, when we acquired Impart, Inc. in a reverse acquisition. From August 2004 until June 2005, Mr. Martinez served as a director of Impart, Inc. and as its Chief Executive Officer. From 2002 until 2004, he was a financial advisor to Impart, Inc. In 2002, Mr. Martinez formed Core Venture Partners, LLC, a merchant-banking and financial advisory firm. Prior to that, Mr. Martinez was the President and Chief Executive Officer of Centaur Partners, a Silicon Valley-based investment bank, from 1998 to 2002.

Laird Laabs	51
Mr. Laabs has served as our Chief Sales Officer since October 2006 and as a member of our board of directors since June 2005, when we acquired Impart, Inc. in a reverse acquisition. Prior to serving as our Chief Sales Officer, Mr. Laabs served as our President from June 2005 until June 2006. From June 2006 to October 2006, Mr. Laabs served as Chief Marketing Officer. Mr. Laabs was a co-founder of Impart, Inc. and, prior to the acquisition, he served as one of its directors and as an executive officer since its incorporation in 1984. From 2001 until the acquisition in June 2005, he served as Impart Inc.’s President. Mr. Laabs also served as Vice President and a director of Media SideStreet Corporation, a provider of subscription-based media content from 1995 until it was acquired by Impart, Inc. in June 2005.

Larry Calkins	52
Mr. Calkins has served on our board of directors since January 2006. Since 1985, Mr. Calkins has been employed in various executive capacities at Holland America Line Inc., and has served as its Chief Financial Officer since February 1994. In addition, Mr. Calkins is the director of certain wholly-owned subsidiaries of Carnival Corporation.

Ronald Elgin	65
Mr. Elgin has served on our board of directors since February 2006. Since 1994, Mr. Elgin has served as the Chief Executive Officer and President of DDB Seattle, Inc., a division of DDB Worldwide Communications Group, Inc., an international marketing services company. In 1981, Mr. Elgin co-founded ElginSyferd Inc., and served in various executive capacities until it was acquired by DDB Worldwide Communications Group, Inc. in 1994.

Joachim Kempin	63
Mr. Kempin has served on our board of directors since September 2005. From 1983 until his retirement in November 2002, Mr. Kempin was employed in various capacities at Microsoft Corporation. Most recently, he was a senior vice president in its Original Equipment Manufacturing division. He has also been a member of the board of directors of adisoft AG of Karlsrhue, Germany and Rhodes Architectural Stone of Seattle, Washington since May 2000 and September 2001, respectively. Mr. Kempin has been a non-voting honorary member of the board of directors of the National Bureau of Asian Research since 2002.

Vote Required

Assuming a quorum is present, a plurality of the votes cast at the annual meeting of stockholders by the stockholders entitled to vote in the election, either in person or by proxy, is required to elect the director nominees.

Our board of directors recommends a vote FOR election of each of the nominees listed above.

ADOPTION OF THE IMPART MEDIA GROUP, INC. 2006 EQUITY INCENTIVE PLAN
(Proxy Item 2)

General

Our board of directors adopted the Impart Media Group, Inc. 2006 Equity Incentive Plan (as amended on December 29, 2006, the “Incentive Plan”), by unanimous written consent on February 24, 2006, a copy of which is attached to this proxy statement as Annex A. The Incentive Plan gives us the ability to grant stock options, stock appreciation rights (“SARs”) and restricted stock awards (collectively, “Awards”) to executive officers, key employees and consultants of the company. Our board of directors believes that adoption of the Incentive Plan is in the best interests of our company and our stockholders because the ability to grant stock options and make other stock-based awards under the Incentive Plan is an important factor in providing employees, consultants and advisors of our company and its subsidiaries with an incentive to achieve corporate objectives, to attract and retain employees, consultants and advisors of outstanding competence. The incentive plan also provides such individuals with an equity interest in our company through the acquisition of common stock and by providing for payments to such individuals based on the appreciation in value or value of such common stock. Therefore, our board of directors views the Incentive Plan as a key component of our compensation program.

Summary of the Provisions of the Incentive Plan

The following summary briefly describes the material features of the Incentive Plan and is qualified, in its entirety, by the specific language of the Incentive Plan, a copy of which is attached to this proxy statement as Annex A.

Shares Available

Our board of directors has authorized, subject to stockholder approval, an aggregate of 5,000,000 shares of our common stock for issuance under the Incentive Plan. In certain circumstances, shares subject to an outstanding Award may again become available for issuance pursuant to other Awards available under the Incentive Plan. For example, shares subject to forfeited, terminated, canceled or expired Awards will again become available for future grants under the Incentive Plan.

In the event of any stock dividend, stock split, reverse stock split, share combination, recapitalization, merger, consolidation, spin-off, split-up, reorganization, rights offering, liquidation, or any similar change event of or by our company, appropriate adjustments will be made to the shares subject to the Incentive Plan and to any outstanding Awards. Shares available for Awards under the Incentive Plan may be either newly-issued shares or treasury shares

Administration

The Incentive Plan is administered by the stock option committee of our board of directors or such other committee as may be appointed by our board of directors to administer the Incentive Plan or if such a committee is not appointed or unable to act, then our entire board of directors (the “Committee”). The Committee will consist of at least two members who are non-employee directors within the meaning of Rule 16b-3 under the Exchange Act. With respect to the participation of individuals who are subject to Section 16 of the Exchange Act, the Incentive Plan is administered in compliance with the requirements of Rule 16b-3 under the Exchange Act. Subject to the provisions of the Incentive Plan, the Committee determines the persons to whom grants of options, SARs and shares of restricted stock are to be made, the number of shares of common stock to be covered by each grant and all other terms and conditions of the grant. If an option is granted, the Committee determines whether the option is an incentive stock option or a nonstatutory stock option, the option’s term, vesting and exercisability, the amount and type of consideration to be paid to our company upon the option’s exercise and the other terms and conditions of the grant. The terms and conditions of restricted stock and SAR Awards are also determined by the Committee. The Committee has the responsibility to interpret the Incentive Plan and to make determinations with respect to all Awards granted under the Incentive Plan. All determinations of the Committee are final and binding on all persons having an interest in the Incentive Plan or in any Award made under the Incentive Plan. We bear the costs and expenses of administering the Incentive Plan.

Eligibility

The Committee may, in its discretion, grant Awards to any eligible individual, whether or not he or she has previously received an Award. Participation in the Incentive Plan shall be open to all employees (including our and our subsidiaries’ officers and directors who are also employees) or consultants and advisors whose efforts, in the judgment of the Committee, are deemed worthy of encouragement to promote our growth and success. Non-employee directors of our board of directors are also eligible to participate in the Incentive Plan. No such eligible individuals shall at any time have the right to be a participant unless selected by the Committee pursuant to the Incentive Plan.

All eligible individuals may receive one or more Awards under the Incentive Plan, upon the terms and conditions set forth. Currently, approximately 62 individuals are eligible to receive Awards under the Incentive Plan. Of this total, approximately 59 individuals are employees and three individuals are non-employee directors. At this time, there are 3 consultants that are eligible to receive Awards under the Incentive Plan. There is no assurance that an otherwise eligible individual will be selected by the Committee to receive an Award under the Incentive Plan. Additionally, no participant, having been granted an Award, shall have the right to an additional Award in the future unless such Award is granted by the Committee.

Because future Awards under the Incentive Plan will be granted in the discretion of the Committee, the type, number, recipients and other terms of such Awards cannot be determined at this time. Information regarding our recent practices with respect to annual, long-term and stock-based compensation under other plans and stock options under such plans is presented above in this proxy statement.

Stock Options and SARs

Under the Incentive Plan, the Committee is authorized to grant both stock options and SARs. Stock options may be either designated as non-qualified stock options or incentive stock options. Incentive stock options, which are intended to meet the requirements of Section 422 of the Internal Revenue Code such that a participant can receive potentially favorable tax treatment, may only be granted to employees. Therefore, any stock option granted to consultants and non-employee directors are non-qualified stock options. The tax treatment of incentive and non-qualified stock options is generally described later in this summary.

A SAR entitles the participant to receive the excess, if any, of the fair market value of a share on the exercise date over the strike price of the SAR. This amount is payable in cash, except that the Committee may provide in an Award agreement that benefits may be paid in shares of our common stock. When granted, SARS may, but need not, be identified with a specific option (including any option granted on or before the grant date of the SARs) in a number equal to or different from the number of SARs so granted. If SARs are identified with options, then the participant’s associated SARs shall terminate upon the expiration, termination, forfeiture or cancellation of such option or its exercise.

Certain limitations apply to incentive stock options and SARs granted in tandem with incentive stock options. Options shall expire on the 10th anniversary of the grant date (or in the case of an incentive stock option granted to a 10% owner, on the 5th anniversary of the grant date) or on such earlier date as may be specified in the participant’s award agreement, employment or other agreement with the Corporation or any subsidiary. The Committee may extend such option term so long as no extension shall extend beyond 10 years. The option price per share shall be determined by the Committee no later than the grant date of any option, but the option price shall not be less than the fair market value of a share on the grant date, and in the case of an incentive stock option granted to a 10% owner, the option price shall not be less than 110% of the fair market value of a share on the grant date (but in no event less than the par value of a share). The strike price of any SAR shall equal, for any SAR that is identified with an option, the option price of such option, or for any other SAR, 100% of the fair market value of a share on the grant date of such SAR; except that the Committee may specify a higher strike price by agreement or provide that the benefit payable upon exercise of any SAR shall not exceed a percentage of fair market value by Committee specification.

Options and SARs granted under the Incentive Plan become exercisable at such times as may be specified by the Committee. The vesting of any merit based option or SAR granted under the plan is subject to the participant remaining in the employ of or maintaining a consultancy with our company or any of our subsidiaries and generally vest in three equal installments of 33.3% of the amount granted, with the first installment vesting on the first anniversary following the grant date and each subsequent installment vesting on each anniversary date thereafter until vested or otherwise by Committee designation. However, the Committee may grant certain options that vest immediately.

The maximum term of options and SARs granted under the Incentive Plan is ten years. If any participant terminates employment due to death or disability or retirement, the portion of his or her option or SAR Awards that were exercisable at the time of such termination may be exercised for one year from the date of termination. In the case of any other termination, the portion of his or her option or SAR Awards that were exercisable at the time of such termination may be exercised for three months from the date of termination. However, if the remainder of the option or SAR term is shorter than the applicable post-termination exercise period, the participant’s rights to exercise the option or SAR will expire at the end of the term. Shares attributable to an option or SAR that expire without being exercised will be forfeited by the participant and will again be available for Award under the Incentive Plan.

Payment for shares purchased pursuant to an option exercise may be made (i) in cash, certified check or wire transfer, (ii) in such other consideration as the Committee deems appropriate, includ-ing, but not limited to, loans from our company or a third party, (iii) subject to the approval of the Committee, in mature shares already owned by the participant having a total fair market value equal to the purchase price, or a combination of cash and mature shares having a total fair market value equal to the purchase price, (iv) subject to the approval of the Committee, by delivering a properly executed exercise notice in a form approved by the Committee, together with an irrevocable notice of exercise and irrevocable instructions to a broker to promptly deliver to our company the amount of applicable sale or loan proceeds sufficient to pay the purchase price for such shares, together with the amount of federal, state and local withholding taxes payable by participant by reason of such exercise, or (v) a combination of the above.

Restricted Stock

Under the Incentive Plan, the Committee is also authorized to make Awards of restricted stock. A restricted stock Award entitles the participant to all of the rights of a stockholder of our company, including the right to vote the shares and the right to receive any dividends.

The Award agreement will specify the number of shares of our common stock subject to the Award, the nature and/or length of the restrictions, the conditions that will result in the automatic and complete forfeiture of the shares and the time and manner in which the restrictions will lapse, subject to the Award holder’s continued employment by us, and any other terms and conditions the Committee shall impose consistent with the provisions of the Incentive Plan. In particular, the Committee may restrict the period in which the participant sells, assigns, transfers, gifts, or otherwise disposes of, mortgages, pledges or otherwise encumbers the shares. The Committee also determines the amount, if any, that the participant shall pay for the shares of restricted stock.

The certificates for any restricted stock awarded to an eligible individual under the Incentive Plan shall be held (together with a stock power executed in blank by the eligible individual) in escrow by the Secretary of our company under the participant’s name in an account maintained by our company until such shares of restricted stock become nonforfeitable or are forfeited. At the conclusion of the restricted period, certificates representing such shares of restricted stock shall be delivered to the participant, or the beneficiary or legal representative of the participant, free of the restrictions.

Unless the Committee determines otherwise in the Award or other agreement, if a participant terminates employment or consultancy with our company or any subsidiary for any reason, all rights to restricted stock that are then forfeitable will be forfeited. Restricted stock that is forfeited by the participant will again become the property of our company and be available for Award under the Incentive Plan. However, the Committee may determine that the circumstances warrant the release of all or any part of the restricted stock that would otherwise be forfeited upon such conditions as it shall determine.

In the event of termination due to the death of a participant, all shares of restricted stock awarded under the Incentive Plan which are then subject to a restricted period or other restrictions, and which would have been released if the participant had not died within the calendar year following the participant’s death, shall be released on the date of such termination as if the restricted period had ended and the other restrictions had lapsed. The stock certificates shall be delivered to the participant’s beneficiary or legal representative free from such restrictions as soon as practicable. All shares that would not have been released will be forfeited and become the property of our company on the date of such termination.

Fair Market Value

Under the Incentive Plan, fair market value shall be determined as of the last business day for which the quotes are available and shall mean (i) the closing selling price per share on the principal national securities exchange on the date the common stock is traded; (ii) the closing selling price per share on the NASDAQ National Market List if the common stock is not then traded on a national securities exchange, or (iii) the closing bid price per share last quoted by an established quotation service for over-the-counter securities, if the common stock is not reported on the NASDAQ National Market List.

Transferability Restrictions

Generally and unless otherwise provided in an Award agreement, shares or rights subject to an Award cannot be assigned or transferred other than by will or by the laws of descent and distribution and Awards may be exercised during the participant’s lifetime only by the participant or his or her guardian or legal representative. However, a participant may, if permitted by the Committee, transfer an Award, or any portion thereof, to one or more of the participant’s spouse, children or grandchildren, or may designate in writing a beneficiary to exercise an Award after his or her death. Each participant shall file with the Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the amount payable upon his or her death. These designations are revocable without the consent of any prior beneficiary and the last such designation received by the Committee shall be controlling so long as received prior to the participant’s death.

Termination or Amendment of the Incentive Plan

Unless sooner terminated, no Awards may be granted under the Incentive Plan after February 24, 2016. Unless directed by our legal counsel, our board of directors may, with prospective or retroactive effect, amend, suspend or terminate the Incentive Plan at any time. However, our board of directors may not amend the Incentive Plan, without shareholder approval, in such a manner that would materially increase the cost of the Incentive Plan to us. No amendment or termination may deprive any participant of any rights under Awards previously made under the Incentive Plan.

Summary of Federal Income Tax Consequences of the Incentive Plan

The following summary is intended only as a general guide as to the federal income tax consequences under current law with respect to participation in the Incentive Plan and does not attempt to describe all possible federal or other tax consequences of such participation. Furthermore, the tax consequences of awards made under the Incentive Plan are complex and subject to change, and a taxpayer’s particular situation may be such that some variation of the described rules is applicable.

Options and SARs

There are three points in time when a participant and our company could potentially incur federal income tax consequences: date of grant, upon exercise and upon disposition. First, when an option or a SAR is granted to a participant, the participant does not recognize any income for federal income tax purposes on the date of grant. We similarly do not have any federal income tax consequences at the date of grant. Second, depending upon the type of option, the exercise of an option may or may not result in the recognition of income for federal income tax purposes. With respect to an incentive stock option, a participant will not recognize any ordinary income upon the option’s exercise (except that the alternative minimum tax may apply). However, a participant will generally recognize ordinary income upon the exercise of a non-qualified stock option. In this case, the participant will recognize income equal to the difference between the option price and the fair market value of shares purchased pursuant to the option on the date of exercise. With respect to the exercise of a SAR, the participant must generally recognize ordinary income equal to the cash received (or, if applicable, value of the shares received).

Incentive stock options are subject to certain holding requirements before a participant can dispose of the shares purchased pursuant to the exercise of the option and receive capital gains treatment on any income realized from the exercise of the option. Satisfaction of the holding periods determines the tax treatment of any income realized upon exercise. If a participant disposes of shares acquired upon exercise of an incentive stock option before the end of the applicable holding periods (called a “disqualifying disposition”), the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the shares at the date of exercise of the incentive stock option minus the exercise price or (ii) the amount realized upon the disposition of the shares minus the exercise price. Any excess of the fair market value on the date of such disposition over the fair market value on the date of exercise must be recognized as capital gains by the participant. If a participant disposes of shares acquired upon the exercise of an incentive stock option after the applicable holding periods have expired, such disposition generally will result in long-term capital gain or loss measured by the difference between the sale price and the participant’s tax “basis” in such shares (generally, in such case, the tax “basis” is the exercise price).

Generally, we will be entitled to a tax deduction in an amount equal to the amount recognized as ordinary income by the participant in connection with the exercise of options and SARs. However, we are generally not entitled to a tax deduction relating to amounts that represent capital gains to a participant. Accordingly, if the participant satisfies the requisite holding period with respect to an incentive stock option before disposition to receive the favorable tax treatment accorded incentive stock options, we will not be entitled to any tax deduction with respect to an incentive stock option. In the event the participant has a disqualifying disposition with respect to an incentive stock option, we will be entitled to a tax deduction in an amount equal to the amount that the participant recognized as ordinary income.

Restricted Stock Awards

A participant will not be required to recognize any income for federal income tax purposes upon the grant of shares of restricted stock. With respect to Awards involving shares or other property, such as restricted stock Awards, that contain restrictions as to their transferability and are subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received at the time the shares or other property become transferable or are no longer subject to a substantial risk of forfeiture, whichever occurs first. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect to be taxed at the time he or she receives shares (e.g., restricted stock) or other property rather than upon the lapse of transferability restrictions or the substantial risk of forfeiture. However, if the participant subsequently forfeits such shares he or she would not be entitled to any tax deduction or, to recognize a loss, for the value of the shares or property on which he or she previously paid tax. Alternatively, if an Award that results in a transfer to the participant of cash, shares or other property does not contain any restrictions as to their transferability and is not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of shares or other property actually received. We generally will be entitled to a deduction for the same amount.

NEW PLAN BENEFITS

2006 EQUITY INCENTIVE PLAN

The following New Plan Benefits table sets forth below in tabular form the current known benefits or amounts allocated to each of the named persons or groups under the Incentive Plan as of December 31, 2006:

Name and Position	Dollar Value ($)	Number of Units
Joseph F. Martinez	$607,750	575,000
Thomas C. Muniz	$332,750	325,000
J. Scott Campbell	$179,500	185,000
Todd Weaver	$179,500	185,000
Laird Laabs	$57,750	75,000
Steven Corey	$57,750	75,000
Executive Group	$1,415,500(1)	1,420,000(1)

Non-Executive Director Group	$91,740	87,000
Non-Executive Officer Employee Group	$342,475	404,250

(1) This figure represents the total for the entire Executive Group.

Vote Required

Assuming a quorum is present, the affirmative vote of a majority of the votes cast at the annual meeting of stockholders, either in person or by proxy, is required for approval of this proposal.

Our board of directors recommends a vote FOR approval of the proposed ratification of the adoption of our Incentive Plan.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

(Proxy Item 3)

The firm of L.L. Bradford & Company (“Bradford”) served as our independent public accountants during the fiscal year ended December 31, 2004 and for the three fiscal quarters ended September 30, 2005. As previously reported on our Current Report on Form 8-K dated March 6, 2006 (as filed with the Commission on March 9, 2006) we dismissed Bradford and appointed Peterson Sullivan PLLC (“Peterson”), the historical independent public accountants of Impart, Inc., the acquirer for accounting purposes in our reverse acquisition consummated on June 30, 2005, as our independent public accountants for our fiscal year ended December 31, 2005, and as a result.

The report of Bradford for our fiscal years ended December 31, 2003 and 2004, respectively, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, but was qualified due to a going concern uncertainty. In connection with its audits for the past two recent fiscal years and in the subsequent interim period ending March 6, 2006, there have been no disagreements with Bradford on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which disagreements, if not resolved to the satisfaction of Bradford, would have caused them to make reference thereto in their report on the financial statements for such years.

Peterson is serving as our independent public accountants for the fiscal year ended December 31, 2006 and has been appointed by our board of directors to continue as our independent auditors for the fiscal year ending December 31, 2007. In the event that ratification of this appointment of independent auditors is not approved by the affirmative vote of a majority of votes cast on the matter, the appointment of independent auditors will be reconsidered by our board of directors. Unless marked to the contrary, proxies received will be voted for ratification of the appointment of Peterson as our independent auditors for the fiscal year ending December 31, 2007.

A representative of Peterson is expected to attend the annual meeting, and such representative will have the opportunity to make a statement if he so desires and will be available to respond to appropriate questions from stockholders.

Your ratification of the appointment of Peterson as our independent auditors for the fiscal year ending December 31, 2007 does not preclude our board of directors from terminating its engagement of Peterson and retaining a new independent auditor, if it determines that such an action would be in our best interests.

Audit Fees

The aggregate fees billed by Bradford for the review of our financial statements included in our quarterly reports for the three fiscal quarters ended September 30, 2005 totaled $27,335.00.

Effective June 30, 2005, we retained Peterson to serve as our independent public accountants for the fiscal year ended December 31, 2005. For the fiscal year ended December 31, 2004, fees billed by Peterson in connection with the 2004 audit of Impart, Inc.’s financial statements included in our Current Report on Form 8-K/A dated June 30, 2005 (as filed with the SEC on September 23, 2005) totaled $7,925.00. In addition, the aggregate fees billed by Peterson for the audit of our financial statements included in our annual report on Form 10-KSB for the fiscal year ended December 31, 2005 were $14,500.00. Peterson did not review any of our quarterly reports on Form 10-QSB during the fiscal year ended December 31, 2005. The aggregate fees billed by Peterson for the audit of our financial statements included in our annual report on Form 10-KSB for the fiscal year ended December 31, 2006 and for the review of our financial statements included in our quarterly reports on Form 10-QSB during the fiscal year ended December 31, 2006 were $147,630.

Audit-Related Fees

We were not billed any fees by Bradford for fiscal year ended 2005 for assurance and related services by Bradford.

The aggregate fees billed by Peterson in fiscal year ended December 31, 2006, for assurance and related services by Peterson that are reasonably related to the audit or review of our financial statements and that were not covered in the Audit Fees disclosure above, was $2,940. We were not billed any fees by Peterson for fiscal year ended 2005 for assurance and related services by Peterson.

Tax Fees

We were not billed any amounts by Bradford for fiscal year ended 2005 for professional services rendered by the Bradford for tax compliance, tax advice or tax planning.

The aggregate fees billed by Peterson in connection with the preparation of tax returns and tax advice related thereto for fiscal years ended 2006 and 2005 were $3,237 and $3,060, respectively.

All Other Fees

The aggregate fees billed by Peterson for the fiscal year ended 2006 in connection with all other fees was $3,709. There were no other fees for professional services rendered billed for fiscal year ended 2005 either by Bradford or Peterson.

Board Of Directors Pre-Approval

In accordance with paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X under the Act, as amended, our board of directors formally adopted resolutions pre-approving our engagement of Bradford to act as our independent auditors for our fiscal year ended December 31, 2004. On March 16, 2006 and February 9, 2007, our board of directors formally adopted resolutions pre-approving our engagement of Peterson Sullivan PLLC to act as our independent auditors for our fiscal years ended December 31, 2004 and 2005, respectively. Bradford and Peterson performed all work described above with its full-time, permanent employees.

Pre-Approval Policies and Procedures

Our board of directors has the sole authority to appoint or replace our independent auditor. Our board is directly responsible for the compensation and oversight of the work of our independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. Our independent auditor is engaged by, and reports directly to, our board of directors.

Our board of directors pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, all of which are approved by our board prior to the completion of the audit. In the event pre-approval for such auditing services and permitted non-audit services cannot be obtained as a result of inherent time constraints in the matter for which such services are required, our Chairman of the Board may pre-approve such services, and will report for ratification such pre-approval to our board of directors at its next scheduled meeting. Our board has complied with the procedures set forth above and all services reported above were approved in accordance with such procedures.

Vote Required and Board of Directors' Recommendation

Assuming a quorum is present, the affirmative vote of a majority of the votes cast at the annual meeting of stockholders, by the stockholders entitled to vote at the annual meeting of stockholders, either in person or by proxy, is required for approval of this proposal.

Our board of directors recommends a vote FOR ratification of the appointment of Peterson as the our independent auditors for the fiscal year ending December 31, 2007.

EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

The following Summary Compensation Table sets forth certain information concerning the compensation of our Chief Executive Officer and our most highly compensated executive officers, other than the Chief Executive Officer (collectively, the “Named Executive Officers”), for each of the years ended December 31, 2006 and 2005:

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) *	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Joseph Martinez(1) Chief Executive Officer and Chief Financial Officer*	2006	120,000	-0-	61,139	538,950	N/A	N/A	-0-	720,089
Laird Laabs(2) Chief Sales Officer~~*~~ 	2006	119,940	-0-	-0-		N/A	N/A	-0-	119,940
Steven Corey(3) Chief Strategy Officer	2006	90,850	-0-	-0-	-0-	N/A	N/A	-0-	90,850
Thomas Muniz(4) Chief Operating Officer and Chief Technology Officer	2006	120,000	-0-	-0-	269,475	N/A	N/A	-0-	269,475
Michael Medico(5) Executive Vice President And President, Impart Media Advertising, Inc.	2006	118,145	-0-	-0-	-0-	N/A	N/A	-0-	118,145
Todd Weaver(6) Chief Technology Officer	2006	120,000	-0-	-0-	134,738	N/A	N/A	-0-	254,738
J. Scott Campbell(7) Chief Creative Officer	2006	100,000	-0-	-0-	134,738	N/A	N/A	-0-	234,738

(1)
Mr. Martinez was appointed as our Chief Executive Officer in March 2006 and our Chief Financial Officer effective June 30, 2005. Prior to June 30, 2005, Mr. Martinez served as the Chief Executive Officer of Impart, which we acquired on June 30, 2005. As of June 30, 2005, we entered into a three-year employment agreement with Mr. Martinez that provides an annual base salary of $120,000, plus benefits, and is subject to termination provisions. All of Mr. Martinez’ salary represented above for the years 2004 and 2005 was accrued but unpaid. We paid $297,491 of such salary (representing the entire outstanding amount) to Mr. Martinez through the issuance of shares of our common stock in January 2006. In addition, we paid Mr. Martinez $61,139 for additional 2007 compensation through the issuance of shares of our common stock in January 2006. The closing price of our common stock on the issuance date as reported on the over-the-counter bulletin board was $0.95 per share. See section caption “Outstanding Equity Awards at Fiscal Year-End” for a discussion with respect to grants of options to purchase shares of our common stock.

(2)
Mr. Laabs was appointed as our Chief Sales Officer effective October 1, 2006 and resigned as our Chief Marketing Officer as of such date. Prior to October 1, 2006, Mr. Laabs served as our Chief Marketing Officer effective June 1, 2006, concurrently resigning from his position as President on such date. Mr. Laabs previously served as President of Impart from June 2005 until June 2006. As of June 30, 2005, we entered into a three-year employment agreement with Mr. Laabs that provides an annual base salary of $120,000, plus benefits, and is subject to termination provisions. See section caption “Outstanding Equity Awards at Fiscal Year-End” for a discussion with respect to grants of options to purchase shares of our common stock.

(3)
Mr. Corey was appointed as our Chief Strategy Officer effective June 30, 2005. Prior to June 30, 2005, Mr. Corey served as the Chief Strategy Officer of Impart, which we acquired on June 30, 2005. Compensation paid to Mr. Corey in 2005 included a salary of $40,000 paid by our company after the acquisition of Impart and a salary of $40,000 paid by Impart prior to the acquisition. In 2004, $40,000 of Mr. Corey’s salary represented accrued but unpaid salary. On January 30, 2006, we issued 80,000 shares of our common stock to Mr. Corey in full satisfaction of the $80,000 in accrued but unpaid salary. The closing price of our common stock on the issuance date as reported on the over-the-counter Bulletin Board was $0.95 per share. As of June 30, 2005, we entered into a three-year employment agreement with Mr. Corey that provides an annual base salary of $120,000, plus benefits, and is subject to termination provisions. See section caption “Outstanding Equity Awards at Fiscal Year-End” for a discussion with respect to grants of options to purchase shares of our common stock.

(4)
Mr. Muniz was as appointed as our Chief Operating Officer and Chief Technology Officer effective June 30, 2005. As of June 30, 2005, we entered into a three-year employment agreement with Mr. Muniz that provides an annual base salary of $120,000, plus benefits, and is subject to termination provisions. See section caption “Outstanding Equity Awards at Fiscal Year-End” for a discussion with respect to grants of options to purchase shares of our common stock.

(5)
Mr. Medico was appointed as the Executive Vice President of our company and President of Impart Media Advertising, Inc., our wholly owned subsidiary, effective March 1, 2006. Prior to that time, Mr. Medico served as President of E&M Advertising, Inc. On February 28, 2006, we entered into an employment agreement with Mr. Medico that provides for an annual base salary of $125,000, plus benefits, sales commissions, and yearly bonus based on the divisions performance and is subject to termination provisions.

(6)
Mr. Weaver was appointed as our Chief Technology Officer, effective February 2006. In September 2006, we entered into a three-year employment agreement with Mr. Weaver that provides an annual base salary of $120,000, plus benefits, and is subject to termination provisions. See section caption “Outstanding Equity Awards at Fiscal Year-End” for a discussion with respect to grants of options to purchase shares of our common stock.

(7)
Mr. Campbell was appointed as our Chief Creative Officer, effective April 2007. Mr. Campbell receives an annual salary of $100,000 and does not currently have a formal employment agreement with us. See section caption “Outstanding Equity Awards at Fiscal Year-End” for a discussion with respect to grants of options to purchase shares of our common stock.

Employment Agreements

We have employment agreements with six of our executives: Mr. Michael Medico, Mr. Joseph F. Martinez, Mr. Thomas C. Muniz, Mr. Laird Laabs, Mr. Steven Corey, and Mr. Todd Weaver. These agreements are summarized below and include the ability to receive certain payments from us in the event of certain change of control or termination events.

Joseph F. Martinez

On June 30, 2005, we entered into an employment agreement with Mr. Joseph F. Martinez, pursuant to which Mr. Martinez serves as Chief Financial Officer of our company. The agreement provides for a term of three-years, commencing on June 30, 2005 and terminating on June 29, 2008, with an annual base salary of $120,000. The employment agreement also provides that, in the event his employment is terminated for any reason other than (i) by us for “cause” (as defined) or (ii) by Mr. Martinez for “good reason” (as defined), we will pay to Mr. Martinez a severance amount equal to his annual base salary, pro-rated, for the lesser of (x) the remainder of the original term of the agreement or (y) the 12-month period following the effective date of termination. The terms of his employment agreement were unchanged as a result of his appointment as Chief Executive Officer.

Michael Medico

On February 28, 2006, we entered into an employment agreement with Mr. Michael Medico, pursuant to which Mr. Medico serves as an Executive Vice President of our company and President of our advertising division. The terms of the agreement expire on December 31, 2008. The agreement provides that Mr. Medico will receive an annual base salary of $125,000. In addition to his base salary, Mr. Medico will be entitled to receive an annual cash bonus based on a percentage of our Advertising Division’s EBITDA (as defined) and cash commissions equal to a percentage of the advertising sales by our Advertising Division and of certain hardware sales by our company. In the event his employment is terminated for any reason other than (i) by us for “cause” (as defined) or (ii) by him for “good reason” (as defined), we are required to pay Mr. Medico a severance amount equal to his annual base salary, pro-rated, for the lesser of (x) the remainder of the original term of the agreement or (y) the 12-month period following the effective date of termination.

Thomas C. Muniz

On June 30, 2005, we entered into an employment agreement with Mr. Thomas C. Muniz, pursuant to which Mr. Muniz serves as Chief Operating Officer and Chief Technology Officer of our company. The agreement provides for a term of three-years, commencing on June 30, 2005 and terminating on June 29, 2008, with an annual base salary of $120,000. His employment agreement also provides that, in the event his employment is terminated for any reason other than (i) by us for “cause” (as defined) or (ii) by Mr. Muniz for “good reason” (as defined), we will pay to the executive a severance amount equal to his annual base salary, pro-rated, for the lesser of (x) the remainder of the original term of the agreement or (y) the 12-month period following the effective date of termination. Mr. Muniz resigned from his position of Chief Technology Officer in February 2006. He was subsequently appointed as our President effective June 1, 2006. The terms of his employment agreement were unchanged as a result of either his resignation or recent appointment.

Laird Laabs

On June 30, 2005, we entered into an employment agreement with Mr. Laird Laabs, pursuant to which Mr. Laabs serves as President of our company. The agreement provides for a term of three-years, commencing on June 30, 2005 and terminating on June 29, 2008, with an annual base salary of $120,000. His employment agreement also provides that, in the event his employment is terminated for any reason other than (i) by us for “cause” (as defined) or (ii) by Mr. Laabs for “good reason” (as defined), we will pay to Mr. Laabs a severance amount equal to his annual base salary, pro-rated, for the lesser of (x) the remainder of the original term of the agreement or (y) the 12-month period following the effective date of termination. Mr. Laabs resigned from his position of President in June 2006, concurrent with his appointment as our Chief Marketing Officer. Mr. Laabs resigned from his position as Chief Marketing Officer in October 2006, concurrent with his appointment as our Chief Sales Officer. The terms of his employment agreement were unchanged as a result of his resignation as President and appointment as Chief Marketing Officer and resignation as Chief Marketing Officer and appointment as Chief Sales Officer.

Steven Corey

On June 30, 2005, we entered into an employment agreement with Mr. Steven Corey, pursuant to which Mr. Corey serves as Chief Strategy Officer of our company. The agreement provides for a term of three-years, commencing on June 30, 2005 and terminating on June 29, 2008, with an annual base salary of $120,000. The employment agreement also provides that, in the event his employment is terminated for any reason other than (i) by us for “cause” (as defined) or (ii) by Mr. Corey for “good reason” (as defined), we will pay to Mr. Corey a severance amount equal to his annual base salary, pro-rated, for the lesser of (x) the remainder of the original term of the agreement or (y) the 12-month period following the effective date of termination.

Todd Weaver

On September 1, 2006, we entered into an employment agreement with Mr. Todd Weaver, pursuant to which Mr. Weaver serves as Chief Technology Officer of our company. The agreement provides for a term of three-years, commencing on September 1, 2006 and terminating on August 31, 2009, with an annual base salary of $120,000. The employment agreement also provides that, in the event his employment is terminated for any reason other than (i) by us for “cause” (as defined) or (ii) by Mr. Weaver for “good reason” (as defined), we will pay to Mr. Weaver a severance amount equal to his annual base salary, pro-rated, for the lesser of (x) the remainder of the original term of the agreement or (y) the 12-month period following the effective date of termination.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information with respect to the outstanding equity awards for each named executive officer, including unexercised options, stock that has not vested, and equity incentive plan awards, outstanding as of December 31, 2006:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Award: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Joseph Martinez(1)	50,000	-0-	25,000 500,000	0.77 1.10	12/28/10 8/21/16	N/A	N/A	N/A	N/A
Thomas C. Muniz(2)	50,000	-0-	25,000 250,000	0.77 1.10	12/28/10 8/21/16	N/A	N/A	N/A	N/A
Laird Laabs(3)	50,000	-0-	25,000	0.77	12/28/10	N/A	N/A	N/A	N/A
Steven Corey(4)	50,000	-0-	25,000	0.77	12/28/10	N/A	N/A	N/A	N/A
Todd Weaver(5)	40,000	-0-	20,000 125,000	0.70 1.10	12/28/10 8/21/16	N/A	N/A	N/A	N/A
J. Scott Campbell(6)	40,000	-0-	20,000	0.70	12/28/10	N/A	N/A	N/A	N/A

(1)
On August 21, 2006, we granted Mr. Martinez options to purchase 500,000 shares of our common stock at an exercise price of $1.10 per share. These options shall vest in three equal installments of 33.3% of the amount granted with the first installment vesting August 21, 2007 and the remaining installments vesting on each of the next two anniversaries thereafter, subject to his continued employment. These options expire August 21, 2016. On December 28, 2005, we also granted Mr. Martinez options to purchase 75,000 shares of our common stock at an exercise price of $0.77 per share. These options shall vest in three equal installments of 33.3% of the amount granted with the first installment vesting December 28, 2005 and the remaining installments vesting on each of the next two anniversaries thereafter, subject to his continued employment. These options expire December 28, 2010.

(2)
On August 21, 2006, we granted Mr. Muniz options to purchase 250,000 shares of our common stock at an exercise price of $1.10 per share. These options shall vest in three equal installments of 33.3% of the amount granted with the first installment vesting August 21, 2007 and the remaining installments vesting on each of the next two anniversaries thereafter, subject to his continued employment. These options expire August 21, 2016. On December 28, 2005, we also granted Mr. Muniz options to purchase 75,000 shares of our common stock at an exercise price of $0.77 per share. These options shall vest in three equal installments of 33.3% of the amount granted with the first installment vesting December 28, 2005 and the remaining installments vesting on each of the next two anniversaries thereafter, subject to his continued employment. These options expire December 28, 2010.

(3)
On December 28, 2005, we granted Mr. Laabs options to purchase 75,000 shares of our common stock at an exercise price of $0.77 per share. These options shall vest in three equal installments of 33.3% of the amount granted with the first installment vesting December 28, 2005 and the remaining installments vesting on each of the next two anniversaries thereafter, subject to his continued employment. These options expire December 28, 2010.

(4)
On December 28, we granted Mr. Corey options to purchase 75,000 shares of our common stock at an exercise price of $0.77 per share. These options shall vest in three equal installments of 33.3% of the amount granted with the first installment vesting December 28, 2005 and the remaining installments vesting on each of the next two anniversaries thereafter, subject to his continued employment. These options expire December 28, 2010.

(5)
On August 21, 2006, we granted Mr. Weaver options to purchase 125,000 shares of our common stock at an exercise price of $1.10 per share. These options shall vest in three equal installments of 33.3% of the amount granted with the first installment vesting August 21, 2007 and the remaining installments vesting on each of the next two anniversaries thereafter, subject to his continued employment. These options expire August 21, 2016. On December 28, 2005, we also granted Mr. Weaver options to purchase 60,000 shares of our common stock at an exercise price of $0.70 per share. These options shall vest in three equal installments of 33.3% of the amount granted with the first installment vesting December 28, 2005 and the remaining installments vesting on each of the next two anniversaries thereafter, subject to his continued employment. These options expire December 28, 2010.

(6)
On August 21, 2006, we granted Mr. Campbell options to purchase 125,000 shares of our common stock at an exercise price of $1.10 per share. These options shall vest in three equal installments of 33.3% of the amount granted with the first installment vesting August 21, 2007 and the remaining installments vesting on each of the next two anniversaries thereafter, subject to his continued employment. These options expire August 21, 2016. On December 28, 2005, we also granted Mr. Campbell options to purchase 60,000 shares of our common stock at an exercise price of $0.70 per share. These options shall vest in three equal installments of 33.3% of the amount granted with the first installment vesting December 28, 2005 and the remaining installments vesting on each of the next two anniversaries thereafter, subject to his continued employment. These options expire December 28, 2010.

Board of Directors Compensation

Although we currently do not have a formal policy with respect to board of director compensation, we have granted our non-employee directors options to purchase shares of our common stock in an effort to attract, motivate and retain high performing independent members of our board of directors. We do not pay any of our directors cash fees in consideration for their services, attendance at board of director or committee meetings nor do we pay our directors in consideration for chairing a committee.

Employee directors are not additionally compensated for board services. Upon being elected to our board of directors, non-employee independent directors are eligible to receive a grant of ten-year stock options to purchase 6,000 shares of our common stock, which vest over a three-year period and have an exercise price equal to the fair market value of our common stock on the date of grant. Each of Mr. Joachim Kempin and Mr. Larry Calkins was granted options to purchase 6,000 shares of our common stock on December 28, 2005, of which one-third vested immediately upon such grant with the remaining two-thirds vesting equally on the second and third anniversaries of the grant date. On April 21, 2006, we issued 6,000 shares of common stock to Mr. Kempin in consideration for the performance of consulting and advisory services prior to becoming a member of our board of directors. In addition, pursuant to an employee stock option plan, on August 21, 2006 we granted additional options to purchase 25,000 shares of our common stock at $1.10 each to Mr. Kempin, Mr. Calkins, and Mr. Ronald Elgin in consideration of their services for 2006.

Directors who also serve as our executive officers do not receive additional compensation in respect of their services as directors. For further information on individual issuances and grants to executive officers, please see the “Summary Compensation Table” above.

The following table sets forth information with respect to director compensation during the year ended December 31, 2006:

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Joseph Martinez	-0-	-0-	-0-	N/A	N/A	-0-	N/A
Laird Laabs	-0-	-0-	-0-	N/A	N/A	-0-	N/A
Larry Calkins(1)	-0-	-0-	26,948	N/A	N/A	-0-	26,948
Ronald Elgin(3)	-0-	-0-	26,948	N/A	N/A	-0-	26,948
Joachim Kempin(3)	-0-	14,700	26,948	N/A	N/A	-0-	41,648

(1)
On August 21, 2006, we granted Mr. Calkins options to purchase 25,000 shares of our common stock, valued at an exercise price of $1.10 per share. These options vest in three equal installments of 33.3% of the amount granted, with the first installment vesting on August 21, 2007 and the remaining installments vesting on each of the subsequent anniversaries thereafter, subject to his continued participation as a board member. These options expire on August 21, 2016.

(2)
On August 21, 2006, we granted Mr. Elgin options to purchase 25,000 shares of our common stock at an exercise price of $1.10 per share. These options vest in three equal installments of 33.3% of the amount granted, with the first installment vesting August 21, 2007 and the remaining installments vesting on each of the subsequent anniversaries thereafter, subject to his continued participation as a board member. These options expire August 21, 2016.

(3)
On August 21, 2006, we granted Mr. Calkins options to purchase 25,000 shares of our common stock at an exercise price of $1.10 per share. These options vest in three equal installments of 33.3% of the amount granted, with the first installment vesting August 21, 2007 and the remaining installments vesting on each of the subsequent anniversaries thereafter, subject to his continued participation as a board member. These options expire August 21, 2016. We had previously issued 6,000 shares of our common stock, valued at $14,700 to Mr. Kempin on April 21, 2006 in consideration for the performance of consulting and advisory services prior to becoming a member of our board of directors.

Securities Authorized for Issuance under Equity Compensation Plans

On February 24, 2006, our board of directors adopted and approved our Incentive Plan (as amended, the “Incentive Plan”). Amended on December 29, 2006, the Incentive Plan allows for awards of stock options, restricted stock grants and share appreciation rights for up to an aggregate of 5,000,000 shares of our common stock.

As of April 16, 2007, we granted options to purchase 4,214,500 shares of our common stock under the Incentive Plan. Options granted in the future under the Incentive Plan are within the discretion of our board of directors.

The following table summarizes the number of securities to be issued upon exercise of outstanding options, warrants, and rights, as well as number of securities remaining available for future issuance under our Incentive Plan, as of December 31, 2006:

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants, and rights	(b) Weighted- average exercise price of outstanding options, warrants, and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflect in column (a))
Equity compensation plans approved by security holders	-0-	N/A	-0-
Equity compensation plans not approved by security holders(1)	1,245,270	N/A	-0-
2006 Equity Incentive Plan(2)	1,911,250	0.97	88,750
Laurus Master Funds Ltd. (3)	981,000	0.48	-0-
Series A Preferred transaction (4)	3,338,714	1.64	-0-
Total	4,985,694	N/A	88,750

__________________________

(1)	Equity compensation plans not approved by security holders includes all options, warrants, and rights unexercised as of December 31, 2006.

(2)	Our Incentive Plan allows for the granting of share options to members of our board of directors, officers, non-officer employees and consultants.

(3)	We also issued warrants to Laurus Master Fund, Ltd. in connection with financing they provided to us.

(4)	We also issued warrants to certain holders of our Series A Preferred Stock in connection with the issuance of Series A Preferred Stock.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Transactions Involving David Lott

On March 31, 2006, we entered into a Separation Agreement with Mr. Lott, pursuant to which we agreed to pay Mr. Lott a severance amount (less certain deductions) equal to his annual base salary of $120,000 in equal installments over a period of 12-months following the date of his resignation. We also agreed to accelerate the vesting period of options held by Mr. Lott to purchase 50,000 shares of our common stock. In connection with our severance agreement with Mr. Lott, we agreed to extend the expiration date of 25,000 options already vested at the date of separation to December 2007. Under the agreement, Mr. Lott agreed to certain non-solicitation restrictions with respect to our employees and clients. As of March 2007, we have satisfied all obligations pertaining to the severance agreement with Mr. Lott.

In the fourth quarter of 2005, Mr. Lott, our Chief Executive Officer and a director at that time, pledged 287,350 shares of our common stock beneficially owned by him to two lenders as security for loans made to our company in the aggregate principal amount of $192,780.12. The shares pledged by Mr. Lott as security for the loan were foreclosed upon by such lenders following an alleged breach of the loan documents. As result of such foreclosure, in January 2006, we issued to Mr. Lott 287,350 shares of our common stock to compensate Mr. Lott for the loss of such foreclosed securities.

On August 31, 2004, we executed a promissory note in favor of Mr. Lott, our Chief Executive Officer and Chairman of the board of directors at that time, in the principal amount of $385,306.78 to evidence loans made by Mr. Lott to us and accrued but unpaid compensation due to Mr. Lott for services rendered in 2003. The promissory note bore interest at the rate of 9% per annum and was payable on demand. In January 2006, we repaid the full outstanding amount of this note by issuing 607,397 shares of our common stock to Mr. Lott.

Registration Rights Agreement

Mr. Laird Laabs and Mr. Steven Corey, each an officer of our company and a beneficial holder of more than 10% of the outstanding shares of our company, are parties to a Registration Rights Agreement, dated as of June 30, 2005, with our company, pursuant to which such persons have demand and “piggyback” registration rights with respect to certain shares of our common stock owned by them.

Promissory Notes and Other Financing Arrangements

On June 30, 2005, we issued a promissory note to Mr. Tom O’Rourke, our former Executive Vice President of Marketing, in the principal amount of $250,000 as payment in part of the purchase price paid by Impart, Inc. for substantially all of the assets of iPoint Networks, LLC, a company owned by Mr. O’Rourke. The promissory note bore interest at the rate of 8% per year and matured on June 30, 2006. We paid all outstanding amounts due under this promissory note in January 2006.

On April 20, 2005, issued a three year promissory note to Bruce Corey, Steven Cory’s father, in the principal amount of $150,000 in consideration for a loan made by Bruce Corey in the principal amount, at an interest rate of 12% per year. The amounts due under this promissory note are currently outstanding.

On November 4, 2005, we entered into an agreement (the “Letter Agreement”) with certain stockholders of our company, including Joseph Martinez, our Chief Executive Officer, Chief Financial Officer and Chairman, Laird Laabs, our Chief Sales Officer and one of our directors, Steven Corey, our Chief Strategy Officer, and Tom Muniz, our Chief Operating Officer and Chief Technology Officer, pursuant to which we agreed to issue to each of such stockholders a promissory note in lieu of the issuance of the additional shares of our common stock that were required to be issued under the terms of the Agreement and Plan of Merger, dated as of June 30, 2005, among Impart, our company and Limelight Merger II Corp., a Washington corporation (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, each stockholder who owned shares of Impart (the “Impart Stockholders”) as of June 30, 2005 was entitled to receive a certain number of additional shares of our common stock following the consummation of such transaction. The aggregate number of shares issuable was approximately 2,875,000 million shares. The Letter Agreement provided that the principal amount of each such promissory note issued in lieu of shares would equal the number of additional shares of common stock that such IMPART Stockholder was entitled to receive pursuant to the Merger Agreement multiplied by $.08. In connection with the Letter Agreement, we issued promissory notes to the IMPART Stockholders in the aggregate principal amount of $4.6 million. The principal amount of such promissory notes, together with accrued interest thereon at the rate of 6% per annum, was to be paid on or before November 4, 2007. Effective December 30, 2005, the IMPART Stockholders agreed to cancel such promissory notes and to convert the outstanding principal and interest represented thereby into an aggregate of 2,934,991 shares of our common stock.

During April 2005, we issued two promissory notes to Laird Laabs, our Chief Sales Officer and a director of our company, and Steven Corey, our Chief Strategy Officer, in the amounts of $16,000 and $20,000, respectively, to pay for equipment we purchased from Impart. The promissory note issued to Mr. Laabs accrued interest at the rate of 20% per annum. The promissory note issued to Mr. Corey accrued interest at the rate of 8.5% percent per annum. We paid both of these promissory notes in full on April 11, 2006.

On June 30, 2005, Impart entered into an asset purchase agreement with Media Side Street Corporation (“MSSCO”) to purchase substantially all of the assets of MSSCO for a purchase price of $1,027,965. Laird Laabs, who also serves as our Chief Sales Officer, and Steven Corey, who serves as our Chief Strategy Officer, were stockholders of MSSCO at the time. Thomas Muniz, our Chief Operating Officer and Chief Technology Officer was the founder and served as the President of MSSCO.

Certain Relationships

Anthony Medico, the son of Michael Medico, our Executive Vice President and President of our wholly-owned subsidiary, Impart Media Advertising, Inc., is employed by us as our Executive Vice President of Operations for Impart Media Advertising, Inc. He was paid $118,145 in consideration of services performed during the fiscal year ended 2006.

Lease Agreement

We are the tenant under a lease agreement, dated June 24, 1998, with 1300 North Northlake Way LLC, a Washington limited liability company (the “Landlord”). The principals of the Landlord are Laird Laabs, our Chief Sales Officer and a director of our company, and Steven Corey, our Chief Strategy Officer. Mr. Laabs and Mr. Corey are each beneficial owners of in excess of 10% of the outstanding common stock of our company. During fiscal years ended 2005 and 2006, we paid to the Landlord rent in the aggregate amounts of $177,200 and $180,000, respectively.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities (“Reporting Persons”), to file reports of initial reports of ownership and changes in ownership of our securities. Reporting Persons are required by the Commission to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms received or written representations from Reporting Persons, we believe that, with respect to the fiscal year ended December 31, 2006, all the Reporting Persons complied with all applicable filing requirements, except that the following reports covering the following transactions with respect to the following Reporting Persons were filed late:

(i) Mr. Joachim Kempin, a director, was late in filing (a) an Initial Statement of Beneficial Ownership of Securities on Form 3 upon his appointment as director on September 29, 2005 and (b) a Statement of Changes in Beneficial Ownership on Form 4 in connection with: (i) an acquisition of 6,000 shares of common stock on April 1, 2006, (ii) a grant of options on December 28, 2005 to purchase 6,000 shares of common stock and (iii) a grant of options on August 21, 2006 to purchase 25,000 shares of common stock;

(ii) Mr. Ronald Elgin, a director, was late in filing (a) an Initial Statement of Beneficial Ownership of Securities on Form 3 upon his appointment as director on February 22, 2006 and (b) a Statement of Changes in Beneficial Ownership on Form 4 in connection with a grant of options on August 21, 2006 to purchase 25,000 shares of common stock;

(iii) Mr. Larry Calkins, a director, was late in filing (a) an Initial Statement of Beneficial Ownership of Securities on Form 3 upon his appointment of director on January 6, 2006 and (b) a Statement of Changes in Beneficial Ownership on Form 4 in connection with: (i) a grant of options on August 21, 2006 to purchase 25,000 shares of common stock and (ii) a grant of options on December 28, 2005 to purchase 6,000 shares of common stock;

(iv) Mr. Joseph F. Martinez, a director and executive officer, was late in filing a Statement of Changes in Beneficial Ownership on Form 4 in connection with: (a) a grant of options on August 21, 2006 to purchase 500,000 shares of common stock, (b) a grant of options on December 30, 2005 to purchase 75,000 shares of common stock and (c) an acquisition of 164,145 shares of common stock on December 30, 2005;

(v) Mr. Laird Laabs, a director and executive officer, was late in filing a Statement of Changes in Beneficial Ownership on Form 4 on December 30, 2005 in connection with an acquisition of 877,397 shares of common stock and a grant of options to purchase 75,000 shares of common stock;

(vi) Mr. Thomas Muniz, an executive officer, was late in filing a Statement of Changes in Beneficial Ownership on Form 4 in connection with: (a) a grant of options on August 21, 2006 to purchase 250,000 shares of common stock, (b) a grant of options on December 30, 2005 to purchase 75,000 shares of common stock and (c) an acquisition of 288,256 shares of common stock on December 30, 2005;

(vii) Mr. Thomas O’Rourke, a former executive officer, was late in filing an Initial Statement of Beneficial Ownership of Securities on Form 3 on December 30, 2005 in connection with (a) an acquisition of 165,865 shares of common stock and (b) a grant of options to purchase 52,500 shares of common stock;

(viii) Mr. Steven Corey, an executive officer, was late in filing a Statement of Changes in Beneficial Ownership on Form 4 on December 30, 2005 in connection with: (a) an acquisition of 877,397 shares of common stock on December 30, 2005 and (b) a grant of options to purchase 75,000 shares of common stock;

(ix) Mr. Todd Weaver, an executive officer, was late in filing (a) an Initial Statement of Beneficial Ownership of Securities on Form 3 upon his appointment as Chief Technology Officer on February 13, 2006 and (b) a Statement of Changes in Beneficial Ownership on Form 4 in connection with: (i) a grant of options on December 28, 2005 to purchase 60,000 shares of common stock and (ii) a grant of options on August 21, 2006 to purchase 125,000 shares of common stock;

(x) Mr. Michael Medico, an executive officer, was late in filing an Initial Statement of Beneficial Ownership of Securities on Form 3 upon his appointment as Executive Vice-President on March 1, 2006; and

(xi) Ms. Beverly Patterson, a former executive officer, was late in filing an Initial Statement of Beneficial Ownership of Securities on Form 3 upon her appointment as Vice-President of Finance and Administration on March 16, 2006.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended for presentation at our 2008 annual meeting of stockholders and intended to be included in our proxy statement and form of proxy relating to that meeting must be received at our executive offices by February 10, 2008 and comply with the requirements of Rule 14a-8(e) promulgated under the Securities Exchange Act of 1934.

OTHER BUSINESS

Other than as described above, our board of directors knows of no matters to be presented at the annual meeting, but it is intended that the persons named in the proxy will vote your shares according to their best judgment if any matters not included in this proxy statement do properly come before the meeting or any adjournment thereof.

ANNUAL REPORT

Our Annual Report on Form 10-KSB for the year ended December 31, 2006, including financial statements, is being mailed with this proxy statement. If, for any reason, you do not receive your copy of the Annual Report, please contact Mr. Thomas C. Muniz, Corporate Secretary, at 1300 North Northlake Way, Seattle, Washington 98103, and another will be sent to you.

By Order of the Board of Directors,

JOSEPH F. MARTINEZ
Chairman of the Board

Dated:	April 30, 2007
Seattle, Washington

ANNEX A

2006 EQUITY INCENTIVE PLAN
OF IMPART MEDIA GROUP, INC.

SECTION 1. Introduction

1.1   Purpose.  The purpose of the 2006 Equity Incentive Plan (the “Plan”) is to advance and promote the interests of Impart Media Group, Inc. (the “Corporation”) and its Subsidiaries by providing employees, consultants and advisors of the Corporation or its Subsidiaries with an incentive to achieve corporate objectives, to attract and retain employees, consultants and advisors of outstanding competence and to provide such individuals with an equity interest in the Corporation through the acquisition of Common Stock and by providing for payments to such individuals based on the appreciation in value or value of such Common Stock. The Plan is intended to be construed as an employee benefit plan that satisfies the requirements for exemption from the restrictions of Section 16(b) of the Securities Exchange Act of 1934, as amended, pursuant to the applicable rules promulgated thereunder.

1.2    Definitions. The following definitions are applicable to the Plan:

(a)    “Award” means Options, Restricted Stock, Stock Appreciation Rights (SARs) or any combination thereof, granted under the Plan.

(b)    “Award Agreement” means the written agreement by which an Award shall be evidenced.

(c)    “Beneficiary” means the beneficiary or beneficiaries designated in accordance with Section 5.8 hereof to receive the amount, if any, payable under the Plan upon the death of a Participant.

(d)    “Board” means the Board of Directors of the Corporation.

(e)    “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(f)    “Committee” means the committee appointed pursuant to Section 1.3 hereof or if no such Committee is appointed, the Board.

(g)    “Common Stock” means the common stock, $.001 par value per share, of the Corporation.

(h)    “Corporation” means Impart Media Group, Inc.

(i)     “Effective Date” means March 1, 2006.

(j)    “Eligible Individual” means any Key Employee, consultant or advisor of the Corporation or any Subsidiary.

(k)   “Exchange Act” means the Securities Exchange Act of 1934, as amended. References to a particular section of, or rule under, the Exchange Act include references to successor provisions.

(l)    “Fair Market Value” shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the Grant Date and shall mean the closing selling price per share on that date of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the closing selling price per share on that date of the Common Stock on the NASDAQ National Market List, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price per share last quoted on that date by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market List.

(m)    “Incentive Stock Option” means an Option to purchase Common Stock that qualifies as an incentive stock option within the meaning of Section 422 of the Code.

(n)    “Immediate Family” means, with respect to a particular Participant, the Participant’s spouse, children and grandchildren.

(o)    “Key Employee” means any employee of the Corporation or any of its Subsidiaries, including any officer or director who is also an employee, who, in the judgment of the Committee, is considered important to the future of the Corporation. Nothing shall limit the Board from designating all or substantially all employees as eligible for grants.

(p)    “Mature Shares” means Shares for which the holder thereof has good title, free and clear of all liens and encumbrances, and which such holder either (i) has held for at least six (6) months or (ii) has purchased from the open market.

(q)    “Non-qualified Stock Option” means an Option to purchase Common Stock that does not qualify as an Incentive Stock Option.

(r)    “Option” means an Incentive Stock Option or a Non-qualified Stock Option granted under the Plan.

(s)    “Option Price” means the purchase price per Share of an Option.

(t)    “Option Term” means the period beginning on the Grant Date of an Option and ending on the expiration date of such Option, as specified in the Award Agreement for such Option and as may, in the discretion of the Committee, and consistent with the provisions of the Plan, be extended from time to time.

(u)    “Participant” means an Eligible Individual who has been granted an Award or a Permitted Transferee.

(v)    “Permitted Transferee” means a person to whom an Award may be transferred or assigned in accordance with Section 5.8 hereof.

(w)    “Plan” means the 2006 Equity Incentive Plan of Impart Media Group, Inc. as the same may be amended from time to time.

(x)     “Restricted Stock” means Shares which are subject to forfeiture if the Participant does not satisfy the Restrictions specified in the Award Agreement applicable to such Restricted Stock.

(y)    “Restricted Period” means the period of time Restricted Stock are subject to the Restrictions specified in the Award Agreement applicable to such Restricted Stock.

(z)     “Restrictions” means those restrictions and conditions placed upon Restricted Stock as determined by the Board in accordance with Section 4.2 hereof.

(aa)   “Rule 16b-3” means Rule 16b-3 of the SEC under the Exchange Act, as amended from time to time, together with any successor rule.

(bb)   “SEC” means the Securities and Exchange Commission.

(cc)    “Section 16 Participant” means a Participant who is subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Corporation.

(dd)   “Share” means a share of Common Stock.

(ee)   “Stock Appreciation Right” or “SAR” means a right granted under the Plan in connection with an Option, or separately, to receive the appreciation in value of Shares.

(ff)    “Subsidiary” means, for purposes of grants of Incentive Stock Options, a corporation as defined in Section 424(f) of the Code (with the Corporation treated as the employer corporation for purposes of this definition) and, for all other purposes, a corporation or other entity with respect which the Corporation (i) owns, directly or indirectly, fifty percent (50%) or more of the then outstanding common stock in any corporation or (ii) has a fifty percent (50%) or more ownership interest in any other entity.

(gg)   “10% Owner” means a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than ten percent (10%) of the combined voting power of all classes of capital stock of the Corporation or any Subsidiary where “voting power” means the combined voting power of the then outstanding securities of a corporation entitled to vote generally in the election of directors.

1.3    Administration. The Plan shall be adminis-tered by the Committee, which, unless otherwise determined by the Board, shall consist of two or more directors of the Corporation, all of whom qualify as “Non Employee Directors” as defined in Rule 16b-3. The number of members of the Committee shall from time to time be increased or decreased, and shall be subject to such conditions, in each case as the Board deems appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of Rule 16b-3 as then in effect. In the event that the Compensation Committee of the Board (the “Compensation Committee) meets the requirements set forth in this Section 1.3 hereof, such Compensation Committee shall be the Committee hereunder unless otherwise determined by the Board.

A majority of the members of the Committee shall constitute a quorum. The Committee may act at a meeting, including a telephonic meeting, by action of a majority of the members present, or without a meeting by unanimous written consent.

Subject to the express provisions of the Plan, the Committee shall have full and final authority and discretion as follows:

(i)    to select the Participants from Eligible Individuals;

(ii)    to grant Options and/or Restricted Stock to Participants in such combination and in such amounts as it shall determine and to determine the terms and conditions applicable to each such Award, including the benefit payable under any SAR, and whether or not specific Awards shall be identifiable with other specific Awards, and if so whether they shall be exercisable cumulatively with, or alternatively to, such other specific Award;

(iii)   to determine the amount, if any, that a Participant shall pay for Restricted Stock, the nature of the Restrictions applicable to the Restricted Stock, and the duration of the Restricted Period appli-cable to the Restricted Stock;

(iv)   to determine the actual amount earned by each Participant with respect to such Awards, the terms and conditions of all Award Agreements (which need not be identical) and with the consent of the Participant, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan, except that consent of the Participant shall not be required for any amendment which (A) does not adversely affect the rights of the Participant or (B) is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any change in applicable law;

(v)    to determine consistent with the Code whether an Option that is granted to a Participant is a Non-qualified Stock Option or an Incentive Stock Option, the number of Shares to be covered by each such Option and the time or times when and the manner in which each Option shall be exercisable;

(vi)   to amend any Incentive Stock Option with the consent of the Participant so as to make it a Non-qualified Stock Option;

(vii)          to cancel, with the consent of the Participant, any outstanding Award(s) and to grant new Award(s) in substitution therefor;

(viii)         to grant a SAR in connection with the grant of an Option or separately;

(ix)    to accelerate the exercisability (including exercisability within a period of less than one year after the Grant Date) of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time, including in connection with a termination of employment or consultancy;

(x)    subject to the provisions of the Plan, to extend the time during which any Award or group of Awards may be exercised;

(xi)    to treat all or any portion of any period during which a Participant is on military leave or on an approved leave of absence from the Corporation or a Subsidiary as a period of employment or service of such Participant by the Corporation or any Subsidiary for purposes of accrual of his or her rights under his or her Awards;

(xii)   to interpret the Plan and make all determinations necessary or advisable for the administration of the Plan including the establishment, amendment or revocation from time to time of guidelines or regulations for the administration of the Plan, to cause appropriate records to be established, and to take all other actions considered necessary or advisable for the administration of the Plan; and

(xiii)          to take any other action with respect to any matters relating to the Plan for which it is responsible.

All decisions, actions or interpretations of the Committee on all matters relating to the Plan or any Award Agreement shall be final, binding and conclusive upon all parties. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

1.4    Participation. The Committee may, in its discretion, grant Awards to any Eligible Individual, whether or not he or she has previously received an Award. Participation in the Plan shall be limited to those Key Employees, consultants and advisors who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan. No such Eligible Individuals shall at any time have the right to be a Participant unless selected by the Committee pursuant to the Plan. No Participant, having been granted an Award, shall have the right to an additional Award in the future unless such Award is granted by the Committee.

1.5    Maximum number of Shares Available for Awards. Subject to adjustment in accordance with Section 5.2 hereof, the maximum number of Shares for which grants under the Plan shall be available is two million (2,000,000). In addition, the Committee shall have the authority, in its sole discretion, to grant additional Non--qualified Stock Options to a Participant who exercises an Option and pays the exercise price in Common Stock, in a quantity equal to the number of shares of Common Stock delivered to the Corporation upon such exercise. In the event any Awards granted under the Plan shall be forfeited, terminate or expire, the number of Shares subject to such Award, to the extent of any such forfeiture, termination or expiration, shall thereafter again be available for grant under the Plan. The Common Stock distributed under the Plan may be authorized and unissued shares, shares held in the treasury of the Corporation, or shares purchased on the open market by the Corporation (at such time or times and in such manner as it may determine). The Corporation shall be under no obligation to acquire Common Stock for distribution to Participants before such Common Stock is due and distributable.

1.6    General Conditions to Grants. The Grant Date of an Award shall be the date on which the Committee grants the Award or such later date as specified in advance by the Committee. All Awards shall be evidenced by an Award Agreement and any terms and conditions of an Award not set forth in the Plan shall be set forth in the Award Agreement related to that Award or in the Participant’s employment or other agreement with the Corporation or any Subsidiary.

SECTION 2. Options

2.1    Awards of Options. Subject to the provisions of the Plan, the Committee shall determine and designate from time to time those Eligible Individuals to whom Incentive Stock Options or Non-qualified Stock Options, or both, shall be granted and the number of Shares to be granted to each such Eligible Individual; provided, however, that only Key Employees may receive Incentive Stock Options and the aggregate fair market value (determined at the time the Option is granted) of the shares with respect to which any incentive stock options are exercisable for the first time by any Key Employee during any calendar year under all incentive stock option plans of the Corporation and any Subsidiary shall not exceed one hundred thousand dollars ($100,000) or such other limit set forth in Section 422 of the Code (the “Limitations of the Code”). If the aggregate fair market value of such shares exceeds the Limitations of the Code, the excess Shares will be treated as Non-qualified Options under this Plan. In reducing the number of Incentive Stock Options to meet the Limitations of the Code, the most recently granted Incentive Stock Options shall be reduced first. If a reduction of simultaneously granted Options is necessary to meet the Limitations of the Code, the Committee may designate which Shares are to be treated as Shares acquired pursuant to an Incentive Stock Option. In the event that any Incentive Stock Options granted under the Plan fail to meet the requirements for Incentive Stock Options as set forth in the Code, such Incentive Stock Options will be treated as Non-qualified Stock Options under the Plan. In determining the Eligible Individuals who will be granted Options under the Plan, the Committee may consider such individuals’ responsibilities, service, present and future value to the Corporation or any Subsidiary and other factors it considers relevant.

2.2    Terms and Conditions of Options. Except as otherwise provided in a Participant’s employment or other agreement with the Corporation or any Subsidiary or in an Award Agreement, each Option shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate as set forth in the Award Agreement or the Participant’s employment or other agreement with the Corporation or any Subsidiary:

(a)    Option Term. Each Option shall expire on the tenth (10th) anniversary of the Grant Date (or in the case of an Incentive Stock Option granted to a 10% Owner, on the fifth (5th) anniversary of the Grant Date) or on such earlier date as may be specified in the Participant’s Award Agreement or employment or other agreement with the Corporation or any Subsidiary. The Committee may extend such Option Term; provided, however, that (i) such extension shall not in any way disqualify the Option as an Incentive Stock Option and (ii) the Option Term, including any such extensions, shall not exceed ten (10) years.

(b)    Option Price. The Option Price per Share shall be determined by the Committee no later than the Grant Date of any Option; provided, however, (i) the Option Price shall not be less than the Fair Market Value of a Share on the Grant Date, and (ii) in the case of an Incentive Stock Option granted to a 10% Owner, the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of a Share on the Grant Date (but in no event less than the par value of a Share).

(c)    Exercise of Option. The exercisability of an Option shall be determined by the Committee. Subject to acceleration or early expiration as provided elsewhere in the Plan or in a Participant’s employment or other agreement with the Corporation or any Subsidiary, the vesting of any Option granted under the Plan shall be subject to the Participant remaining in the employ of or maintaining a consultancy with the Corporation or any of its Subsidiaries and shall vest (i) in five (5) equal installments of twenty percent (20%) of the amount granted, with the first installment vesting on the December 31st next following the Grant Date and each other installment vesting on each of the next four December 31st thereafter or (ii) in such other amounts over such period of time after the Grant Date as the Committee may designate.

(d)    Disqualifying Disposition. The Award Agreement shall require any Participant who is granted an Incentive Stock Option to notify the Corporation of any disposition of such Shares issued upon the exercise of such Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions) (a “Disqualifying Disposition”, within ten (10) business days after such Disqualifying Disposition.

(e)     Payment of Purchase Price upon Exercise. The purchase price as to which an Option shall be exercised shall be paid to the Corporation at the time of exercise either (i) in cash, certified check or wire transfer, (ii) in such other consideration as the Committee deems appropriate, includ-ing, but not limited to, loans from the Corporation or a third party, (iii) subject to the approval of the Committee, in Mature Shares already owned by the Participant having a total fair market value, as determined by the Committee, equal to the purchase price, or a combination of cash and Mature Shares having a total fair market value, as so determined, equal to the purchase price, (iv) subject to the approval of the Committee, in its sole discretion, by delivering a properly executed exercise notice in a form approved by the Committee, together with an irrevocable notice of exercise and irrevocable instructions to a broker to promptly deliver to the Corporation the amount of applicable sale or loan proceeds sufficient to pay the purchase price for such Shares, together with the amount of federal, state and local withholding taxes payable by Participant by reason of such exercise, or (v) a combination of the foregoing.

(f)     Exercise in the Event of Termination. Unless otherwise provided in a Participant’s employment or other agreement with the Corporation or any Subsidiary or Award Agreement, the following provisions shall apply upon termination of a Participant’s employment or consultancy with the Corporation or any Subsidiary:

   (i)    Upon Termination For Any Reason Other Than Due to Death. If a Participant’s employment or consultancy with the Corporation or any Subsidiary shall terminate for any reason other than by reason of his or her death, such Participant may exercise his or her Options, to the extent that such Participant shall have been entitled to do so on the date of such termination, at any time, or from time to time, but not later than (x) the expiration date specified in Subsection 2.2(a) hereof or (y) three (3) months after the date of such termination, whichever date is earlier and any portion of any Option granted hereunder that is not vested and exercisable as of the date of the Participant’s termination of employment shall automatically expire and be forfeited as of such date of termination.

(ii)    Upon Termination Due to Death. In the event a Participant’s employment or consultancy shall terminate by reason of his or her death, such Participant’s Beneficiary, heirs or estate may exercise his or her Options, to the extent that such Participant, if such Participant had not died, would have been entitled to do so within the calendar year following such Participant’s death, at any time, or from time to time, but not later than (x) the expiration date specified in Subsection 2.2(a) hereof or (y) one year after the date of death, whichever is earlier and any portion of any Option granted hereunder that would not have vested and been exercisable within the calendar year following such Participant’s death if such Participant had not died shall automatically expire and be forfeited as of the date of such Participant’s death.

(g)    Transferability of Incentive Stock Options. No Incentive Stock Option granted under the Plan shall be transferable other than by will or by the laws of descent and distribution and during the lifetime of the Participant, shall be exercisable only by the Participant or his or her guardian or legal representative.

(h)    Investment Representation. Each Award Agreement for an Option shall provide (or be deemed to provide) that, upon demand by the Committee for such a representation, the Participant (or any person acting under Subsection 2.2(e) hereof) shall deliver to the Committee, at the time of any exercise of an Option or portion thereof, a written representation that the Shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any Common Stock issued upon exercise of an Option and prior to the expiration of the Option Term shall be a condition precedent to the right of the Participant or such other person to purchase any Common Stock. In the event certificates for Common Stock are delivered under the Plan with respect to which such an investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representations and to restrict transfer in the absence of compliance with applicable federal or state securities laws.

(i)    Participants to Have No Rights as Shareholders. No Participant shall have any rights as a shareholder with respect to any Common Stock subject to his or her Option prior to the date of issuance to him or her of such Common Stock.

(j)     Other Option Provisions. The Committee may require a Participant to agree, as a condition to receiving an Option under the Plan, that part or all of any Options previously granted to such Participant under the Plan or any prior plan of the Corporation be terminated.

2.3   Exercise of Options. An Option shall be exercised by the delivery to the Corporation during the Option Term of (x) written notice of intent to purchase a specific number of Shares subject to the Option and (y) payment in full of the Option Price of such specific number of Shares.

SECTION 3. Stock Appreciation Rights

3.1   Award of Stock Appreciation Rights. Subject to the provisions of the Plan, the Committee shall determine and designate from time to time those Eligible Individuals to whom SARs shall be granted and the number of Shares to be granted to each such Eligible Individual. When granted, SARS may, but need not, be identified with a specific Option (including any Option granted on or before the Grant Date of the SARs) in a number equal to or different from the number of SARs so granted. If SARs are identified with Shares subject to an Option, then, unless otherwise provided in the applicable Award Agreement, the Participant’s associated SARs shall terminate upon (x) the expiration, termination, forfeiture or cancellation of such Option, or (y) the exercise of such Option.

3.2   Strike Price.  The strike price (“Strike Price”) of any SAR shall equal, for any SAR that is identified with an Option, the Option Price of such Option, or for any other SAR, 100% of the Fair Market Value of a Share on the Grant Date of such SAR; except that the Committee may (x) specify a higher Strike Price in the Award Agreement or (y) provide that the benefit payable upon exercise of any SAR shall not exceed a percentage of Fair Market Value of a Share on such Grant Date as the Committee shall specify.

3.3   Vesting of SARs. Unless otherwise specified in the applicable Award Agreement or in the Participant’s employment or other agreement with the Corporation or any Subsidiary, (x) each SAR not identified with any other Award shall become exercisable with respect to 20% of the Shares subject thereto on each of the first five December 31st following the Grant Date of such SAR or in such other amounts and over such other time period as may be determined by the Committee and (y) each SAR which is identified with any other Award shall become exercisable as and to the extent that the Option with which such SAR is identified may be exercised.

3.4   Exercise of SARs. SARs shall be exercised by delivery to the Corporation of written notice of intent to exercise a specific number of SARs. Unless otherwise provided in the applicable Award Agreement or a Participant’s employment or other agreement with the Corporation or any Subsidiary, the exercise of SARs that are identified with Shares subject to an Option shall result in the cancellation or forfeiture of such Option, to the extent of such exercise and any such Shares so canceled or forfeited shall not thereafter again become available for grant under the Plan. The benefit for each SAR shall be equal to (x) the Fair Market Value of the Share on the date of such exercise, minus (y) the Strike Price of such SAR. Such benefit shall be payable in cash (subject to applicable withholding), except that the Committee may provide in the applicable Award Agreement that benefits may be paid wholly or partly in Shares.

3.5   No Rights as Shareholders. No Participant shall have any rights as a shareholder with respect to any Common Stock subject to his or her SAR.

3.6   Exercise in the Event of Termination. Unless otherwise provided in a Participant’s employment or other agreement with the Corporation or any Subsidiary or Award Agreement, the following provisions shall apply upon termination of a Participant’s employment or consultancy with the Corporation or any Subsidiary:

(i)    Upon Termination For Any Reason Other Than Due to Death. If a Participant’s employment or consultancy with the Corporation or any Subsidiary shall terminate for any reason other than by reason of his or her death, such Participant may exercise his or her SARs, to the extent that such Participant shall have been entitled to do so on the date of such termination, at any time, or from time to time, but not later than (x) the expiration date specified in Subsection 2.2(a) hereof or (y) three (3) months after the date of such termination, whichever date is earlier and any SARs granted hereunder that are not vested and exercisable as of the date of the Participant’s termination of employment shall automatically expire and be forfeited as of such date of termination.

(ii)   Upon Termination Due to Death. In the event a Participant’s employment or consultancy shall terminate by reason of his or her death, such Participant’s Beneficiary, heirs or estate may exercise his or her SARs, to the extent that such Participant, if such Participant had not died, would have been entitled to do so within the calendar year following such Participant’s death, at any time, or from time to time, but not later than (x) the expiration date specified in Subsection 2.2(a) hereof or (y) one year after the date of death, whichever is earlier and any SARs granted hereunder that would not have vested and been exercisable within the calendar year following such Participant’s death if such Participant had not died shall automatically expire and be forfeited as of the date of such Participant’s death.

SECTION 4. Restricted Stock

4.1    Awards of Restricted Stock. Restricted Stock awarded under this Plan shall be subject to certain Restrictions as provided below. All Restrictions imposed on any such Award of Restricted Stock shall be made by and at the discretion of the Committee, subject to the provisions of the Plan, and are binding on the Corporation and the Participants, their Beneficiaries and legal representatives.

4.2    Restricted Period/Restrictions. At the time each Award of Restricted Stock is granted, the Committee (i) shall establish a Restricted Period within which Restricted Stock awarded to the Participants may not be sold, assigned, transferred, made subject to gift, or otherwise disposed of, mortgaged, pledged or otherwise encumbered, if any and (ii) may impose such other Restrictions on any Restricted Stock as it may deem advisable.

4.3    Rights as Stockholders. Except for the conditions outlined in Section 4.2 hereof, and the forfeiture conditions described in Section 4.5 hereof, each Participant shall have all rights of a holder of Common Stock, including the right to receive all dividends or other distributions made or paid in respect of such Shares and the right to vote such Shares at regular or special meetings of the stockholders of the Corporation.

4.4    Delivery of Shares. The certificates for any Restricted Stock awarded to an Eligible Individual under the Plan shall be held (together with a stock power executed in blank by the Eligible Individual) in escrow by the Secretary of the Corporation under the Participant’s name in an account maintained by the Corporation until such Shares of Restricted Stock become nonforfeitable or are forfeited. At the conclusion of the Restricted Period or the expiration or attainment of such other Restrictions imposed on any Restricted Stock granted to a Participant, or upon the prior approval of the Committee as described in Section 4.5 hereof, and subject to the satisfaction of the Corporation’s withholding obligations described in Section 5.8 hereof, certificates representing such Shares of Restricted Stock shall be delivered to the Participant, or the Beneficiary or legal representative of the Participant, free of the Restrictions set forth in the Award Agreement pursuant to Section 4.2 hereof.

4.5    Termination of a Participant’ s Employment or Consultancy. Unless otherwise provided in the Award Agreement or in the Participant’s employment or other agreement with the Corporation or any Subsidiary, the following provisions shall apply upon termination of a Participant’s employment or consultancy with the Corporation or any Subsidiary:

(i)    Upon Termination for any Reason other than Due to Death. If a Participant’s employment or consultancy with the Corporation or any Subsidiary is terminated, except termination due to death, all Restricted Stock awarded under the Plan which are then subject to a Restricted Period or other Restrictions will be forfeited and become the property of the Corporation on the date of such termination. However, the Committee may, if it, in its sole discretion, determines that the circumstances warrant such action, approve the release of all or any part of the Restricted Stock that would otherwise be forfeited pursuant to this Section, upon such conditions as it shall determine.

(ii)   Upon Termination Due to Death. If a Participant’s employment or consultancy with the Corporation or a Subsidiary is terminated due to death, all Shares of Restricted Stock awarded under the Plan which are then subject to a Restricted Period or other Restrictions and which would have been released, if the Participant had not died, within the calendar year following the Participant’s death shall be released on the date of such termination as if with respect to such Shares the Restricted Period had ended and the other Restrictions had lapsed and certificates representing such Shares of Restricted Stock shall be delivered to the Participant’s Beneficiary or legal representative free from such Restrictions as soon as practicable following such termination and all other Shares of Restricted Stock that would not have been released, if the Participant had not died, within the calendar year following the Participant’s death will be forfeited and become the property of the Corporation on the date of such termination.

4.6    Section 83(b) Elections. A Participant who files an election permitted under Section 83(b) of the Code with the Internal Revenue Service to include the fair market value of any Restricted Stock in gross income while they are still subject to a Restricted Period or other Restrictions shall notify the Corporation of such election within ten (10) days of making such election and promptly furnish the Corporation with a copy of such election, together with the amount of any federal, state, local or other taxes required to be withheld to enable the Corporation to claim an income tax deduction with respect to such election.

SECTION 5. General Provisions

5.1    General Creditor Status. Participants shall have no right, title or interest whatsoever in or to any investments which the Corporation may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be con-strued to create a trust of any kind, or a fiduciary relationship between the Corporation and any Participant, Beneficiary, legal representative or any other person. To the extent that any per-son acquires a right to receive payments from the Corporation under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Corporation. All payments to be made hereunder shall be paid from the general funds of the Corporation and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan; provided, however, that in its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or pay cash; provided, further, however, that, unless the Committee otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan.

5.2    Certain Adjustments to Shares. In the event of any change in the Common Stock by reason of any stock divi-dend, recapitalization, reorganization, spin-off, split-off, merger, consolidation, stock split, reverse stock split, combination or exchange of shares, or any rights offer-ing to purchase Common Stock at a price substantially below fair market value, or of any similar change affecting the Common Stock of or by the Corporation, the number and kind of Shares available for Awards under the Plan and the number and kind of Shares subject to a Restricted Period or other Restric-tions or subject to Options in outstanding Awards and the Option Price or purchase price per Share thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, the Participants hereunder. Any adjustment of an Incentive Stock Option pursuant to this Section shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, unless the holder of such Option shall agree otherwise. The Committee shall give notice to each Participant of any adjustment made pursuant to this Section and, upon notice, such adjustment shall be effective and binding for all purposes of the Plan.

5.3    Successor Corporation. The obligations of the Corporation under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Corporation, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Corporation. The Corporation agrees that it will make appropriate provision for the preservation of Participants’ rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

5.4    No Claim or Right Under the Plan. Neither the Plan nor any action taken thereunder shall be construed as giving any employee, consultant or advisor any right to be retained in the employ of or by the Corporation.

5.5    Awards Not Treated as Compensation Under Benefit Plans.  No Award shall be considered as compensation under any employee benefit plan of the Corporation, except as specifically provided in any such plan or as otherwise determined by the Board.

5.6    Listing and Qualification of Common Stock. The Corporation, in its discretion, may postpone the issuance or delivery of Common Stock upon any exercise of an Option or pursuant to an Award of Restricted Stock until completion of such stock exchange listing or other qualification of such shares under any state or federal law, rule or regulation as the Corporation may consider appropriate, and may require any Participant, Beneficiary or legal representative to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable laws, rules and regulations.

5.7    Withholding Taxes. The Corporation may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all federal, state and local taxes required by law to be withheld with respect to Awards granted pursuant to the Plan including, but not limited to (i) accepting a remittance from the Participant in cash, or in the Committee’s discretion in Mature Shares (ii) deducting the amount required to be withheld from any other amount then or thereafter payable by the Corporation or Subsidiary to a Participant, Beneficiary or legal representative or from any Shares due to the Participant under the Plan, (iii) requiring a Participant, Beneficiary or legal representative to pay to the Corporation the amount required to be withheld as a condition of releasing Common Stock or (iv) any combination of the foregoing. In addition, subject to such rules and regulations as the Committee shall from time to time establish, Participants shall be permitted to satisfy federal, state and local taxes, if any, imposed upon the payment of Awards in Common Stock at a rate up to such Participant’s maximum marginal tax rate with respect to each such tax by (i) irrevocably electing to have the Corporation deduct from the number of Shares otherwise deliverable in payment of an Award such number of Shares as shall have a value equal to the amount of tax to be withheld, (ii) delivering to the Corporation such portion of the Common Stock delivered in payment of the Award as shall have a value equal to the amount of tax to be withheld, or (iii) delivering to the Corporation such number of Mature Shares or combination of Mature Shares and cash as shall have a value equal to the amount of tax to be withheld.

5.8    Non-transferability/Designation and Change of Beneficiary.

(a)    An Award granted hereunder shall not be assignable or transferable other than by will or by the laws of descent and distribution and may be exercised during the Participant’s lifetime only by the Participant or his or her guardian or legal representative, except that, subject to Section 2.2(f) hereof, in respect of Incentive Stock Options, a Participant may, if permitted by the Committee, in its discretion, transfer an Award, or any portion thereof, to one or more members of the Participant’s Immediate Family.

(b)    Each Participant shall file with the Committee a written designation of one or more persons as the Beneficiary who shall be entitled to receive the amount, if any, payable under the Plan upon his or her death. A Participant may, from time to time, revoke or change his or her Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt.

5.9    Payments to Persons Other Than A Participant. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative), may, if the Committee so directs the Corporation, be paid to his or her spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Corporation therefor.

5.10   No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any con-tract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Corporation shall indemnify and hold harmless each employee, officer or director of the Corporation to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Board) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud or bad faith. The indemnification provided for in this Section 5.10 shall be in addition to any rights of indemnification such Committee member has as a director or officer pursuant to law, under the Certificate of Incorporation or By-Laws of the Corporation.

5.11   Amendment or Termination. Except as to matters that in the opinion of the Corporation’s legal counsel require stockholder approval, any provision of the Plan may be modified as to a Participant by an individual agreement approved by the Committee. The Board may, with prospective or retroactive effect, amend, suspend or terminate the Plan or any portion thereof at any time; provided, however, that (i) no amendment that would materially increase the cost of the Plan to the Corporation may be made by the Board without the approval of the stockholders of the Corporation and (ii) no amendment, suspension or termination of the Plan shall deprive any Participant of any rights to Awards previously made under the Plan without his or her written consent. Subject to earlier termination pursuant to the provisions of this Section, and unless the stockholders of the Corporation shall have approved an extension of the Plan beyond such date, the Plan shall terminate and no further Awards shall be made under the Plan after the tenth (10th) anniversary of the Effective Date of the Plan specified in Section 5.15 hereof.

5.12   Unfunded Plan. The Plan is intended to constitute an unfunded deferred compensation arrange-ment.

5.13   Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of law thereof.

5.14   Non-uniform Determinations. The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among persons who receive, or are eligible to receive, Awards whether or not such persons are similarly situated. Without limiting the generality of the foregoing, the Committee shall be entitled, to enter into non-uniform and selective Award Agreements as to (a) the identity of the Participant, (b) the terms and provisions of Awards, and (c) the treatment of termination of employment or consultancies.

5.15   Effective Date. The Plan is effective March 1, 2006.

5.16   No Illegal Transactions. The Plan and all Awards granted pursuant to it are subject to all applicable laws and regulations. Notwithstanding any provision of the Plan or any Award, Participants shall not be entitled to exercise or receive benefits under, any Award, and the Corporation shall not be obligated to deliver any Shares or deliver any benefits to a Participant, if such exercise or delivery would constitute a violation by the Participant or the Corporation of any applicable law or regulation.

5.17   Severability.  If any part of the Plan is declared by any court of governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in manner which will give effect to the terms of such Section to the fullest extent possible while remaining lawful and valid.

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